UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21317

Stadion Investment Trust

(Exact name of registrant as specified in charter)

1061 Cliff Dawson Road, Watkinsville, Georgia  30677

(Address of principal executive offices)(Zip code)

Jennifer T. Welsh, Esq.
ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO  80203

(Name and address of agent for service)

Registrant's telephone number, including area code: (706) 583-5207

Date of fiscal year end: May 31, 2014

Date of reporting period: June 1, 2013 through May 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

ANNUAL REPORT
May 31, 2014

STADION MANAGED RISK 100 FUND

STADION TACTICAL DEFENSIVE FUND

STADION DEFENSIVE INTERNATIONAL FUND

STADION TRILOGY ALTERNATIVE RETURN FUND

STADION TACTICAL INCOME FUND

STADION TACTICAL GROWTH FUND

TABLE OF CONTENTS

Letter to Shareholders	1
Performance Information	7
Disclosure of Fund Expenses	19
Schedules of Investments	21
Statements of Assets and Liabilities	31
Statements of Operations	33
Statements of Changes in Net Assets	35
Financial Highlights	39
Notes to Financial Statements	56
Report of Independent Registered Public Accounting Firm	67
Additional Information	68
Board of Trustees and Executive Officers	69
Approval of Investment Advisory Agreements	71

Stadion Investment Trust	Letter to Shareholders
May 31, 2014 (Unaudited)

Dear Stadion Shareholder,

We are pleased to present the annual report for the fiscal year ended May 31, 2014 for the Stadion family of funds.  Effective March 28, 2014 the naming convention of the Stadion family of funds was changed to better describe the investment approach of each fund, and to help advisors better understand the funds and how they can be used in a client’s portfolio.  The Stadion Managed Fund has been renamed the Stadion Managed Risk 100 Fund to describe the fund’s risk management ability to go to 100 percent cash during extreme market environments.  The Stadion Core Advantage Fund name was changed to the Stadion Tactical Defensive Fund.  The Stadion Market Opportunity Fund was renamed to the Stadion Tactical Growth Fund to describe the more fully invested tactical nature of the fund. The Stadion Olympus Fund name was changed to the Stadion Defensive International Fund. The Stadion Trilogy Fund was changed to Stadion Trilogy Alternative Return Fund.  The Stadion Tactical Income Fund name remains unchanged. In this letter we will include an overview of the market and the prevailing market conditions during the past year, and briefly highlight the purpose and approach of each of our funds during the past 12 months.  First, let’s take a short look at financial market conditions over the past year.

12 Month Market Overview

Equity Markets
During the first six months of this reporting period equity markets oscillated in a generally positive trend, but with some extended periods of market declines.  Indices such as the S&P 500 Index traded in a rather wide range from a low of 1573.09 on June 24, 2013 to a high of 1807.23 reached just prior to the end of November.

The June 20th trading session, the day following the Federal Reserve’s (the “Fed’s”) comments discussing the possibility of decreasing the $85 billion per month bond purchase programs, was especially volatile with the S&P 500 Index losing about 2.5%, easily the largest single day decline of 2013 up to that point, as well as, the biggest single day loss in over a year and a half, since November 2011. By June 24, the market had dipped 4.77% from its high for the month. Subsequently, Fed speakers indicated that any tapering of bond purchases would be postponed.   This seemed to allow equity markets to rally briefly into early August, but by August 15th that price action quickly turned negative as most equity markets worldwide dropped with the US market being one of the hardest hit with the S&P 500 Index dropping 4.63% from its early month peak.

September brought renewed positive price action, but again the rally only lasted 13 trading days as the uncertainty of potential fiscal gridlock in Washington, D.C. and a shutdown of most non-essential government functions loomed causing another dip in equity prices that lasted into October when both political parties were finally able to come to at least a temporary agreement on fiscal issues.  With the temporary debt ceiling agreement and the Fed delaying the tapering of asset purchases, equity prices were able to move higher through the end of November and into December.

For the first 3 ½ of weeks of 2014, US equity markets trudged sideways on rather mundane volume. Then on Friday, January 24 things turned messy as most equity markets plunged by more than 2%.  For the week, the Dow Jones Industrial Average tumbled more than 3.5%, its worst week since November 2011. The S&P 500 slid more than 2.6%, logging its biggest weekly decline since May 2012.  Of course, for both of these indices the vast majority of the weekly declines occurred on Friday. By January 30, the S&P 500 had fallen approximately 4% from mid-month intraday highs.

The rally in February got US equity markets back to where they started the calendar year, but then US equity markets seemed to get stuck in neutral trading sideways within a tight range until the last week of this reporting period.  During the final week of May, the S&P 500 finally broke out and stayed above the very stubborn 1900 level.

Internationally, developed world countries kept pace with US equities for the most part of the 12 months ending May 31, 2014.  However, emerging markets lagged significantly for most of the reporting period before re-gaining some momentum in May.  For the 12 months ending in May, emerging markets trailed the S&P 500 by as much as 16%.

Bond Markets
The past 12 month period started off with a bang.  In the latter part of June 2013, we saw the rate on the 10-year bond spike 40bp (from 2.2% to 2.6%) over a 5-day period.  What made matters worse was corporate spreads also widened significantly over the same period.  The “double whammy” effect took its toll on the spectrum of bond investments.  Over the next couple of months, interest rates continued to climb, and eventually the rate on the 10-year bond hit 3%.  At the time, many were clamoring that the move higher in rates signaled the end of the 30-year bond bull market.  However, in retrospect, it was just the start of an 11-month range bound market.  The 10-year rate bounced between 2.5% and 3%, spending a majority of 2014 hovering right at the midpoint level of 2.75%, and eventually closing the 12-month period near the bottom of the range at 2.5%.  The long-end of the treasury curve performed slightly better, particularly over the past couple months, as rates for the 30-year bond closed at 3.3%, near the pre-June 2013 ‘spike’ levels.  Outside of the rampant June widening, corporate bond spreads steadily tightened over the last 11 months.

Annual Report | May 31, 2014	1

Stadion Investment Trust	Letter to Shareholders
May 31, 2014 (Unaudited)

Stadion’s Tactical Equity Portfolio Line-up

The tactical equity funds within our line-up provide various levels of risk management and the ability to diversify across markets.  If you are looking for a more growth oriented strategy that still has a defensive element, then the Tactical Growth Fund might be a logical choice.  If you are looking to play a little more defense, Stadion’s Tactical Defensive Fund provides some level of persistent market exposure with an eye always on risk management.  The Stadion Managed Risk 100 Fund is our most defensive and most conservative equity strategy offering our most conservative exposure to equity markets.  The Stadion Defensive International Fund provides measured access to international and emerging markets while attempting to manage risk and volatility.

Stadion Managed Risk 100 and Stadion Tactical Defensive Funds

We incorporate Stadion Managed Risk 100 Fund and Stadion Tactical Defensive Fund together since both are guided by Stadion’s proprietary, long-term, technically-based trend following model. The difference is that the Managed Risk 100 Fund is ‘fully unconstrained,’ ranging from  100% equity exposure to 100% cash or cash equivalents, while the Tactical Defensive Fund employs a core-satellite structure, with 50% (satellite) actively managed using our tactical model, and 50% (core) tactically managed and fully invested at all times. Both employ broad-based market index ETFs, major sector-based, international and, at times, specialty ETFs. Percentages of holdings are determined by the relative strength of employed asset classes as determined by our proprietary model.  Our process for entering newly up-trending markets is to generally stick with large liquid market-based ETFs, and then as the trend more fully develops, broaden exposure according to where our model identifies the best opportunities.  During favorable conditions, we also utilize an active trade-up process, which means we constantly evaluate holdings, using our technical ranking and screening system to replace under-performers with what we believe will be better performing holdings.

During the 12 months ended May 31, 2014, major US equity indices were positive, albeit with some dispersion.  The S&P 500 was up 20.45% for the period, while the Nasdaq Composite was up 24.41% and the Dow Jones Industrial Average was up 13.27%.  However, tactical managers who diversified among asset classes had somewhat muted returns.  The Morningstar Tactical Allocation Category return was 7.23% during the same period while the Managed Risk 100 Fund – Class A was down 4.35% and the Tactical Defensive Fund – Class A was up 4.12%.  These numbers exclude the impact of the 5.75% sales load.  The price appreciation in the markets was choppier in nature with periods of declines followed by sharp increases or sideways choppy price action. This type of price action provides challenges for trend following strategies, and is especially difficult for a fully tactical strategy like Managed Risk 100. It also provided challenges for the Stadion Tactical Defensive Strategy, but the more persistent exposure in that strategy allowed the portfolio to achieve positive returns over the last 12 months.

With the longer-term market trend remaining positive, Tactical Defensive’s Long-Term indicator remained on for the entirety of the period.  As such, the Tactical Defensive fund maintained a minimum 50% equity exposure from the core position throughout the period.  As the prevailing market trend favored large-cap securities for the period, our core holdings remained allocated towards these broad large cap indices.

Entering June 2013, both funds were fully invested with both broad and top-performing sector exposure.  However, the market and our domestic model had been showing signs of weakness coming out of May, and with the first few trading sessions of June, a majority of our holdings crossed their sell criteria and were liquidated, moving each fund to its most defensive positioning.  Market weakness continued through June 24; however, what followed was a sharp move higher in which the market climbed nearly 7% through July 11.  Our domestic model picked up on the improvement beginning early July, and we started adding exposure to both funds shortly thereafter, eventually getting back to full exposure by July 11.

After getting back invested, what followed through the remainder of July and early August was a mostly sideways market.  Signs of weakness started showing up in early August as small cap securities began underperforming their large cap counterparts.  After treading water for a few sessions, the weakness eventually was felt market-wide and a selloff ensued.  By July 19, the Managed Risk 100 Fund was defensively positioned. The Tactical Defensive Fund was also defensively positioned but maintained equity exposure with approximately 50% of the portfolio.

The end of August through early October presented us with a near mirror image of market action from the beginning of the period.  We saw a sharp move higher in the market starting in September, which our models reacted to and we were fully invested in both funds by September 16.   And once again what followed was a sideways/slow grind lower in the markets.  The lack of trend took its toll on our holdings, which methodically had them cross sell criteria and we were back to a defensive position by October 9.

Unfortunately, once we were out of the market, it experienced another very sharp rebound, trading up nearly 6% from October 9 through October 22.  Our models confirmed the trend and called for reallocation by October 21, and both funds were back fully allocated by October 22.

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Stadion Investment Trust	Letter to Shareholders
May 31, 2014 (Unaudited)

Unlike the previous two occasions, this time the market trend sustained, and we primarily remained fully invested for the next 3 months.  During this period, we had a couple rotations in exposure, such as moving from European back to US exposure.  We also had a small bout of selling in mid-December, but we were able to replace said exposure immediately thereafter.

Come late January 2014, it appeared as if the 3 month market trend was coming to an end.  From January 22 through January 27, the market quickly sold off nearly 4%.  Our holdings were liquidated and the domestic model weakened as well.  However, the market proved resilient, shrugged off the selloff and rebounded, recapturing the loss by mid-February.  Our model reacted accordingly, and by February 19, we were back invested.

In mid-March, we started seeing some dispersion in the broad market indices.  While the S&P 500 was trading essentially sideways, the NASDAQ (which is the basis for our domestic trend model), began selling off rather sharply.  Additionally, we saw some rather distinct negative dispersion in our market breadth measures and a sharp decline in our relative strength measure.  These factors combined indicated there was  lack of market participation in any market appreciation, as well as lack of market speculation and a flight-to-quality effect, all of which we read as negative indications of market health. By the end of March, a combination of the aforementioned factors had us moving back to a fully defensive position.

For a majority of the last two months as we were defensively positioned, the market was in a bit of a sideways rut, trading in a rather narrow sideways band.  We saw some of the same themes from before carrying though as well (lack of market participation, small cap underperformance, etc.).  While it looked as if we were going to maintain the defensive position through the end of the period, on May 20, the market finally had enough oomph to break higher during which time we saw the S&P 500 break the 1900 barrier.  Given our model had time to ‘reset’ during the sideways period; it was able to react quicker, having us nearly fully invested by the end of the period.

Stadion Defensive International Fund

Similar to Stadion's other trend following strategies; the Stadion Defensive International Fund uses a model to help assess market conditions to identify when to be invested. With a security ranking measure to identify leading asset classes, it can move to fully defensive positions when risk levels are deemed high.  The Defensive International Fund borrows from Stadion's domestic model by leveraging cyclical price measures for long term trend exposure, intermediate term price measures for more reactive and adaptive allocations, and a risk management overlay incorporating speculative Emerging Market trends and volatility to help guide shorter term allocations within the intermediate and longer term mandates.  When fully defensive, the Defensive International Fund has the ability to invest in cash and non-US short duration fixed income.  Due to including both Emerging and Developed market indications into the investment process, analyzing the Defensive International Fund’s returns relative to both of its benchmarks, a developed market benchmark, MSCI EAFE, and an emerging market benchmark, MSCI EM, is prudent.

For the year ending May 31, 2014, the Stadion Defensive International Fund – Class A was up 2.07%, which does not include a deduction for the 5.75% sales load.  The MSCI EM Index was up 4.61%, and the MSCI EAFE Index was up 18.54% for the same period.

All of the Defensive International Fund’s underperformance can be attributed to the weak emerging market performance for much of the period.  Since the Defensive International Fund uses emerging markets as a gauge of overall health and positive speculation within non-US markets, the allocation to equities was persistently low during the period as a means to dampen potential volatility in the portfolio given the higher risk readings.  However, there was dispersion between developed and emerging market relative performance as the risk signaled by emerging market weakness did not dampen developed country performance to the same extent as has been historically the case.

Stadion Trilogy Alternative Return Fund

The Stadion Trilogy Alternative Return Fund is a multi-strategy portfolio designed to generate positive returns regardless of market direction, with an emphasis on lower risk and volatility than the U.S. Equity markets. The portfolio is designed to be uncorrelated to traditional asset classes and maintains risk management positions at all times. The portfolio consists of an equity component, an option income component and a market movement component. The allocation to each component varies based on Trilogy's investment model. While Trilogy's goal is to produce positive returns annually, monthly returns within the components may be asymmetrical according to the periodic valuations of positions.

For the year ended May 31, 2014, the Stadion Trilogy Alternative Return Fund – Class A returned 1.45%. This number excludes the impact of the 5.75% sales load. For the same time period the Morningstar Multi-alternative category was up 2.68%, the Barclays Capital U.S. Aggregate Bond Index gained 2.71%, and the S&P 500 Index, the benchmark of the Trilogy Alternative Return Fund, was up 20.45%. During this time period, Trilogy maintained a 45-50% allocation to equities which participated in the upward equity trend. These gains were partially offset by an S&P option collar overlaid on the equities designed to minimize volatility. The strategy also continued to hold 45%-50% in low duration fixed income ETFs, which contributed to performance but were partially offset with a duration hedge to protect the portfolio from a potential rise in rates. 2013 was a year characterized by low volatility in the equity markets. The VIX Index, a measure of implied volatility for the S&P 500, was at historic lows for the

Annual Report | May 31, 2014	3

Stadion Investment Trust	Letter to Shareholders
May 31, 2014 (Unaudited)

year. Although this volatility remained low, which hampers the ability to collect ample premium for the risk taken in the option income strategy, Trilogy still maintained a positive return for the year and is positioned well if volatility returns to the markets.

Stadion Tactical Income Fund

The rate and spread moves mentioned in the Bond Market recap, combined with turmoil in China, adversely affected one of Tactical Income Fund’s positions, and took its toll during June.  For that month alone, the Tactical Income Fund – Class A Share returned -2.89% which does not include a deduction for the 5.75% sales load, versus -1.55% for the benchmark, the Barclays Capital U.S. Aggregate Bond Index (the “Aggregate”).  However, following the June excitement and subsequent range bound interest rate and tightening spread environment, fund performance kept pace with the Aggregate.  From June 30, 2013 through May 31, 2014, the Class A share returned 3.93% which does not include a deduction for the 5.75% sales load, versus 4.32% for the Aggregate.  Performance deviation over these 11 month came during September and January, where our (at the time) shorter duration positioning did not allow us to capture the price appreciation from moves lower in rates.  Conversely, the Tactical Income Fund was able to outperform during the October-December period as rates climbed back towards the topside of the range.  Combining these two periods, for the full 12 month period, the Tactical Income Fund – Class A Share returned 0.91% which does not include a deduction for the 5.75% sales load.  The Aggregate returned 2.71% during the same period.

Stadion Tactical Growth Fund

This year the Stadion Tactical Growth Fund celebrated its 10th anniversary.  This milestone demonstrates 10 years of managing real money through all market conditions, a track record we are proud of.

Just like Stadion's other funds, the Tactical Growth Fund follows a rules based, disciplined, proprietary model. The model quantitatively ranks all actively traded Exchange Traded Funds (“ETFs”) that have first passed a fundamental review.  The ranking is based upon risk adjusted return. The holdings of the Tactical Growth Fund are adjusted so that the ETFs showing strength in the model are purchased and held.  Those showing weakness in the model are sold or not considered for purchase.  The goal of the Tactical Growth Fund’s investment process is to produce market-like returns while assuming below-market risk.  What differentiates Tactical Growth Fund from Stadion's trend following strategies is that instead of going to cash, the model will attempt to allocate among a mix of defensive and non-correlated assets during turbulent times.

The two main contributors to the Tactical Growth Fund’s performance for the past fiscal year were allocation decisions and market performance.  For the 12 months ending May 31, 2014, the Stadion Tactical Growth Fund Class A returned 12.75%. These numbers exclude the impact of the 5.75% sales load. The Morningstar Tactical Allocation Category return was 7.23%, and the S&P 500 Index gained 20.45% for the same time period.  Under normal conditions the security selection ranking process for the Tactical Growth Fund is used to allocate approximately three-quarters of the portfolio into U.S. equities.  Our allocations to sectors such as small-cap growth, biotechnology, and aero-space & defense were identified by our model and were strong performers in the portfolio during the past year.  The remaining allocation of Tactical Growth is generally allocated to ETFs that are showing strength in our rankings, but are non-correlated to U.S. equities.  The purpose of this allocation is to help achieve the Fund’s goal of market-like returns while assuming below-market risk.  While we were happy with the diversification and risk reduction this segment of the portfolio achieved last year, it did not perform as strongly as the U.S. equity market and was the main cause of our underperformance versus our benchmark, the S&P 500 Index.  However, we performed very well against other managers that also invest tactically.  We will continue to follow our proprietary model in order to attempt to achieve Tactical Growth’s investment goals.

Stadion Observations and Market Outlook

With the equity markets trading at all-time new highs and an extended cyclical bull market it is tempting to view things through rosy cyclical bull-market colored glasses.  But, this may be the moment in time where you should question what can go wrong especially with the tapering of never before seen levels of government stimulus. With equity markets trading at these high levels, we are reminded of the risks that are often overlooked during this phase of the market cycle.

Remember, all markets move in cycles and at this point in time we believe that the need for risk management within a portfolio is as important now as ever.  It is precisely why we have a full suite of investment strategies offering a defensive bias.

At Stadion, we emphasize lasting results. Stadion’s defensive strategies incorporate a disciplined, long-term approach to investing.  At Stadion, we focus on full market cycles (FMC).  FMC’s are not specified durations but rather the time it takes for the market to experience the full range of market conditions.

The risk adverse methodology applied in many of Stadion’s strategies may result in underperformance during up markets because our defensive focus may cause us to miss some upswings as our indicators detect and confirm the new uptrend.   However, when the market experiences major

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Stadion Investment Trust	Letter to Shareholders
May 31, 2014 (Unaudited)

declines (there have been two bear markets since 2000), we hope to avoid most of the downside.  In the last 113 years, there have been 33 bear markets (declines > -20% as measured by the Dow Jones Industrial Average).  Thus, for our trend following strategies, we believe there are times when the best approach to the equity markets is to exit them.  Further, we do not forecast the market; in fact, we strongly believe no one can accurately do so consistently.  Rather than predict, we react with discipline, using our rules-based, trend-following models which are designed to measure market conditions and utilize built-in rules that inform and direct our trades.  We are quite comfortable with the defensive nature of all of our products, particularly with many equity markets at or very near all time highs, bond yields at or near all time lows and showing signs of instability, and the Fed tapering the stimulus efforts that have driven equity markets over the past 5 years. Couple this with much of the remaining global fiscal uncertainty yet to be resolved and continued global unrest, we at Stadion believe that prudence favors measured participation with solid defense.

Our Stadion Trilogy Alternative Return Fund takes a slightly different but still defensive approach, employing a unique three part strategy designed to address all three primary market directions (up, down, sideways) within a single portfolio. Stadion’s Tactical Income Fund strives for total return through a combination of yield and price movements with a focus on principle protection, thus the strategy has the flexibility to adjust the portfolio to be very conservative during a persistent rising rate environment. The goal of the Stadion Tactical Growth Fund’s investment process is to produce market like returns while assuming below market risk.  What differentiates the Tactical Growth strategy from Stadion's trend following strategies is that instead of going to cash, the model will attempt to signal a mix of defensive and non-correlated assets to allocate amongst during turbulent times.

Thank you for your continued support and allowing us to serve you and the Funds. Please feel free to contact us with any questions or concerns.

Sincerely,
Stadion Money Management

Brad Thompson, CFA
Chief Investment Officer

The views in this report were those of the Funds’ investment adviser as of the date of this Report and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Funds and do not constitute investment advice.

Investment in the Funds are subject to investment risks, including, without limitation, market risk, management style risk, risks related to “fund of funds” structure, sector risk, fixed income risk, tracking risk, risks related to ETF net asset value and market price, foreign securities risk, risks related to portfolio turnover and small capitalization companies risk. Since the Funds are a “fund of funds,” an investor will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses.

Derivative instruments can be volatile and the potential loss to the Funds may exceed the Funds’ initial investment. Derivative instruments may be difficult to value and may be subject to wide swings in valuations caused by changes in the value of the underlying instrument. The use of these instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. The Funds could also experience losses if they are unable to close out a position because the market for an instrument or position is or becomes illiquid.

Options are financial derivatives that represent a contract sold by one party (option writer) to another party (option holder). The contract offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date).

An Option Collar is a protective options strategy that is implemented after a long postion in a stock has experienced substantial gains.  It is created by purchasing an out of the money put option while simultaneously writing an out of the money call option.

The Funds’ foreign investments generally carry more risks than funds that invest strictly in U.S. assets, including currency risk, geographic risk, and emerging market risk. Risks can also result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. More information about these risks and other risks can be found in the Funds’ prospectus.

Barclays Capital US Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated investment-grade fixed income securities with remaining maturities of one year and longer.

Dow Jones Industrial Average is a stock market index that shows how 30 large publicly owned companies based in the U.S. have traded during a standard trading session.

Annual Report | May 31, 2014	5

Stadion Investment Trust	Letter to Shareholders
May 31, 2014 (Unaudited)

MSCI EM Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

The Morningstar Multialternative Category is a benchmark created and published by Morningstar and defines Alternative as “Alternative funds may take short positions or invest in currencies, derivatives, or other instruments.”

The Morningstar Tactical Allocation Category is a benchmark created and published by Morningstar and is defined as “Portfolios seek to provide capital appreciation and income by actively shifting allocations between asset classes.”

Nasdaq Composite Index is a stock market index of common stocks and similar securities listed on the Nasdaq stock market.  It is highly followed in the U.S. as an indicator of the performance of technology and growth company stocks.

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index.

The VIX Index measures annualized implied volatility as conveyed by S&P 500 stock option prices and is quoted in percentage points per annum.

One may not invest directly in an index, which is unmanaged and does not incur fees, expenses or taxes.

Correlation is a measure of how investments move in relation to one another. A correlation of 1 means the two asset classes move exactly in line with each other, while a correlation of -1 means they move in the exact opposite direction.

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Stadion Managed Risk 100 Fund	Performance Information
May 31, 2014 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in Stadion Managed Risk 100 Fund(a), the S&P 500® Total Return Index and 80% S&P 500® and 20% Barclays Capital U.S. Aggregate Bond Index

Average Annual Total Returns(b) (for periods ended May 31, 2014)
	1 Year	5 Year	Since Inception(c)
Stadion Managed Risk 100 Fund - A - NAV	-4.35%	1.72%	2.37%
Stadion Managed Risk 100 Fund - A - POP	-9.84%	0.52%	1.58%
Stadion Managed Risk 100 Fund - C - NAV	-5.07%	0.92%	1.57%
Stadion Managed Risk 100 Fund - C - CDSC	-6.02%	0.92%	1.57%
Stadion Managed Risk 100 Fund - I - NAV	-4.22%	1.95%	2.60%
S&P 500® Total Return Index	20.45%	18.40%	7.29%(d)
80% S&P 500® and 20% Barclays Capital US Aggregate Bond Index	16.77%	15.77%	7.12%(d)

(a)
The line graph above represents performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in different classes. The change in value of the initial $10,000 investment shown for Class A shares in the line graph reflects the maximum front-end sales load of 5.75%.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns shown do include the effect of applicable sales loads.

(c)
Class A, Class C and I shares of the Fund commenced operations on September 15, 2006, October 1, 2009 and May 28, 2010, respectively. The performance shown for Class C and I shares for periods pre-dating the commencement of operations of those classes reflects the performance of the Fund’s Class A shares, the initial share class, calculated using the fees and expenses of Class C and I shares respectively and without the effect of any fee and expense limitations or waivers. If Class C and I shares of the Fund had been available during periods prior to October 1, 2009 and May 28, 2010, respectively, the performance shown may have been different.

(d)	Represents the period from September 15, 2006 (date of original public offering of Class A shares) through May 31, 2014.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-222-7636. An investor should consider a Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other important information. For information on the Fund’s expense ratios, please see the Financial Highlights tables found within this Report.

The Total Annual Fund Operating Expenses for Class A, Class C and Class I are 1.84%, 2.60% and 1.64%, respectively.

Annual Report | May 31, 2014	7

Stadion Managed Risk 100 Fund	Performance Information
May 31, 2014 (Unaudited)

POP, the “Public Offering Price”, and NAV, the “Net Asset Value” price, are terms used to describe what share price was applied to Class A and/or Class C shares at the time of purchase. A CDSC (“Contingent Deferred Sales Charge”) is a redemption fee that can be applied if purchased shares are redeemed prior to a specified holding period. For additional information please consult the Fund’s Prospectus.

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes.

The Barclays Capital  U.S. Aggregate Bond  Index  is  a  market  value-weighted index  of  investment grade  fixed-rated debt  issues,  including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.

An investor may not invest directly in an index.

Diversification does not eliminate the risk of experiencing investment losses.

Information included or referred to on, or otherwise accessible through, our website is not intended to form part of or be incorporated into this report or the Fund's prospectus.

Portfolio Composition (as a % of net assets)

8	www.stadionfunds.com

Stadion Tactical Defensive Fund	Performance Information
May 31, 2014 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in Stadion Tactical Defensive Fund(a), the S&P 500® Total Return Index and 80% S&P 500® and 20% Barclays Capital U.S. Aggregate Bond Index

Average Annual Total Returns(b) (for periods ended May 31, 2014)
	1 Year	5 Year	Since Inception(c)
Stadion Tactical Defensive Fund - A - NAV	4.12%	7.94%	3.62%
Stadion Tactical Defensive Fund - A - POP	-1.85%	6.66%	2.83%
Stadion Tactical Defensive Fund - C - NAV	3.47%	7.13%	2.82%
Stadion Tactical Defensive Fund - C - CDSC	2.50%	7.13%	2.82%
Stadion Tactical Defensive Fund - I - NAV	4.42%	8.18%	3.84%
S&P 500® Total Return Index	20.45%	18.40%	7.29%(d)
80% S&P 500® and 20% Barclays Capital US Aggregate Bond Index	16.77%	15.77%	7.12%(d)

(a)
The line graph above represents performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in different classes. The change in value of the initial $10,000 investment shown for Class A shares in the line graph reflects the maximum front-end sales load of 5.75%.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns shown do include the effect of applicable sales loads.

(c)
Class A, Class C and I shares of the Fund commenced operations on September 15, 2006, October 1, 2009 and May 28, 2010, respectively. The performance shown for Class C and I shares for periods pre-dating the commencement of operations of those classes reflects the performance of the Fund’s Class A shares, the initial share class, calculated using the fees and expenses of Class C and I shares respectively and without the effect of any fee and expense limitations or waivers. If Class C and I shares of the Fund had been available during periods prior to October 1, 2009 and May 28, 2010, respectively, the performance shown may have been different.

(d)	Represents the period from September 15, 2006 (date of original public offering of Class A shares) through May 31, 2014.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-222-7636. An investor should consider a Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other important information. For information on the Fund’s expense ratios, please see the Financial Highlights tables found within this Report.

The Total Annual Fund Operating Expenses for Class A, Class C and Class I are 2.25%, 3.45% and 2.63%, respectively. The Fund’s investment advisor, Stadion Money Management, LLC (the “Advisor”) has agreed to waive fees and reimburse for other operating expenses (exclusive of

Annual Report | May 31, 2014	9

Stadion Tactical Defensive Fund	Performance Information
May 31, 2014 (Unaudited)

interest expense on any borrowings, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and payments, if any, under a Rule 12b-1 Distribution Plan) in excess of 1.70% of the average daily net assets for Class A, Class C, and Class I, until at least October 1, 2015.

POP, the “Public Offering Price”, and NAV, the “Net Asset Value” price, are terms used to describe what share price was applied to Class A and/or Class C shares at the time of purchase. A CDSC (“Contingent Deferred Sales Charge”) is a redemption fee that can be applied if purchased shares are redeemed prior to a specified holding period. For additional information please consult the Fund’s Prospectus.

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes.

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.

An investor may not invest directly in an index.

Diversification does not eliminate the risk of experiencing investment losses.

Information included or referred to on, or otherwise accessible through, our website is not intended to form part of or be incorporated into this report or the Fund's prospectus.

Portfolio Composition (as a % of net assets)

10	www.stadionfunds.com

Stadion Defensive International Fund	Performance Information
May 31, 2014 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in Stadion Defensive International Fund(a) and the MSCI World ex USA Index

Average Annual Total Returns(b) (for periods ended May 31, 2014)
	1 Year	Since Inception(c)
Stadion Defensive International Fund - A - NAV	2.07%	1.94%
Stadion Defensive International Fund - A - POP	-3.80%	-0.82%
Stadion Defensive International Fund - C - NAV	1.32%	1.16%
Stadion Defensive International Fund - C - CDSC	0.33%	1.16%
Stadion Defensive International Fund - I - NAV	2.29%	2.20%
MSCI World ex USA Index	15.03%	11.19%(d)

(a)
The line graph above represents performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in different classes. The change in value of the initial $10,000 investment shown for Class A shares in the line graph reflects the maximum front-end sales load of 5.75%.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns shown do include the effect of applicable sales loads.

(c)	Class A inception: 04/02/12; Class C inception: 04/02/12; Class I inception: 04/02/12.
(d)	Represents the period from April 2, 2012 (date of original public offering of Class A shares) through May 31, 2014.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-222-7636. An investor should consider a Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other important information. For information on the Fund’s expense ratios, please see the Financial Highlights tables found within this Report.

The Total Annual Fund Operating Expenses for Class A, Class C and Class I are 3.29%, 73.63% and 4.10%, respectively. The Fund’s investment advisor, Stadion Money Management, LLC (the “Advisor”) has agreed to waive fees and reimburse for other operating expenses (exclusive of interest expense on any borrowings, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and payments, if any, under a Rule 12b-1 Distribution Plan) in excess of 1.70% of the average daily net assets for Class A, Class C, and Class I, until at least October 1, 2015.

Annual Report | May 31, 2014	11

Stadion Defensive International Fund	Performance Information
May 31, 2014 (Unaudited)

POP, the “Public Offering Price”, and NAV, the “Net Asset Value” price, are terms used to describe what share price was applied to Class A and/or Class C shares at the time of purchase. A CDSC (“Contingent Deferred Sales Charge”) is a redemption fee that can be applied if purchased shares are redeemed prior to a specified holding period. For additional information please consult the Fund’s Prospectus.

The MSCI World ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States.

An investor may not invest directly in an index.

Diversification does not eliminate the risk of experiencing investment losses.

Information included or referred to on, or otherwise accessible through, our website is not intended to form part of or be incorporated into this report or the Fund's prospectus.

Portfolio Composition (as a % of net assets)

12	www.stadionfunds.com

Stadion Trilogy Alternative Return Fund	Performance Information
May 31, 2014 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in Stadion Trilogy Alternative Return Fund(a) and the S&P 500® Total Return Index

Average Annual Total Returns(b) (for periods ended May 31, 2014)
	1 Year	Since Inception(c)
Stadion Trilogy Alternative Return Fund - A - NAV	1.45%	3.38%
Stadion Trilogy Alternative Return Fund - A - POP	-4.43%	0.59%
Stadion Trilogy Alternative Return Fund - C - NAV	0.68%	2.66%
Stadion Trilogy Alternative Return Fund - C - CDSC	-0.32%	2.66%
Stadion Trilogy Alternative Return Fund - I - NAV	1.64%	3.62%
S&P 500® Total Return Index	20.45%	17.65%(d)

(a)
The line graph above represents performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in different classes. The change in value of the initial $10,000 investment shown for Class A shares in the line graph reflects the maximum front-end sales load of 5.75%.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns shown do include the effect of applicable sales loads.

(c)	Class A inception: 04/02/12; Class C inception: 04/02/12; Class I inception: 04/02/12.
(d)	Represents the period from April 2, 2012 (date of original public offering of Class A shares) through May 31, 2014.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-222-7636. An investor should consider a Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other important information. For information on the Fund’s expense ratios, please see the Financial Highlights tables found within this Report.

The Total Annual Fund Operating Expenses for Class A, Class C and Class I are 2.08%, 3.51% and 2.16%, respectively. The Fund’s investment advisor, Stadion Money Management, LLC (the “Advisor”) has agreed to waive fees and reimburse for other operating expenses (exclusive of interest expense on any borrowings, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and payments, if any, under a Rule 12b-1 Distribution Plan) in excess of 1.70% of the average daily net assets for Class A, Class C, and Class I, until at least October 1, 2015.

Annual Report | May 31, 2014	13

Stadion Trilogy Alternative Return Fund	Performance Information
May 31, 2014 (Unaudited)

POP, the “Public Offering Price”, and NAV, the “Net Asset Value” price, are terms used to describe what share price was applied to Class A and/or Class C shares at the time of purchase. A CDSC (“Contingent Deferred Sales Charge”) is a redemption fee that can be applied if purchased shares are redeemed prior to a specified holding period. For additional information please consult the Fund’s Prospectus.

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes.

An investor may not invest directly in an index.

Diversification does not eliminate the risk of experiencing investment losses.

Information included or referred to on, or otherwise accessible through, our website is not intended to form part of or be incorporated into this report or the Fund's prospectus.

Portfolio Composition (as a % of net assets)

14	www.stadionfunds.com

Stadion Tactical Income Fund	Performance Information
May 31, 2014 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in Stadion Tactical Income Fund(a) and Barclays Capital U.S. Aggregate Bond Index

Average Annual Total Returns(b) (for periods ended May 31, 2014)
	1 Year	Since Inception(c)
Stadion Tactical Income Fund - A - NAV	0.91%	0.00%
Stadion Tactical Income Fund - A - POP	-4.85%	-4.10%
Stadion Tactical Income Fund - I - NAV	1.09%	0.85%
Barclays Capital U.S. Aggregate Bond Index	2.71%	1.25%(d)

(a)
The line graph above represents performance of Class A shares only, which will vary from the performance of Class I shares based on the difference in loads and fees paid by shareholders in different classes. The change in value of the initial $10,000 investment shown for Class A shares in the line graph reflects the maximum front-end sales load of 5.75%.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns shown do include the effect of applicable sales loads.

(c)	Class A inception: 12/31/12; Class I inception: 2/14/13.
(d)	Represents the period from December 31, 2012 (date of original public offering of Class A shares) through May 31, 2014.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-222-7636. An investor should consider a Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other important information. For information on the Fund’s expense ratios, please see the Financial Highlights tables found within this Report.

The Total Annual Fund Operating Expenses for Class A and Class I are 1.68% and 1.39%, respectively. The Fund’s investment advisor, Stadion Money Management, LLC (the “Advisor”) has agreed to waive fees and reimburse for other operating expenses (exclusive of interest expense on any borrowings, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and payments, if any, under a Rule 12b-1 Distribution Plan) in excess of 1.15% of the average daily net assets for Class A and Class I, until at least October 1, 2015.

POP, the “Public Offering Price”, and NAV, the “Net Asset Value” price, are terms used to describe what share price was applied to Class A shares at the time of purchase. For additional information please consult the Fund’s Prospectus.

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.

Annual Report | May 31, 2014	15

Stadion Tactical Income Fund	Performance Information
May 31, 2014 (Unaudited)

An investor may not invest directly in an index.

Diversification does not eliminate the risk of experiencing investment losses.

Information included or referred to on, or otherwise accessible through, our website is not intended to form part of or be incorporated into this report or the Fund's prospectus.

Portfolio Composition (as a % of net assets)

16	www.stadionfunds.com

Stadion Tactical Growth Fund	Performance Information
May 31, 2014 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in Stadion Tactical Growth Fund(a), the S&P 500® Total Return Index and 80% S&P 500® and 20% Barclays Capital U.S. Aggregate Bond Index

Average Annual Total Returns(b) (for periods ended May 31, 2014)
	1 Year	5 Year	Since Inception(d)
Stadion Tactical Growth Fund - A – NAV(C)	12.75%	13.80%	6.82%
Stadion Tactical Growth Fund - A - POP(C)	6.30%	12.46%	6.20%
Stadion Tactical Growth Fund - C - NAV(C)	11.87%	12.95%	6.02%
Stadion Tactical Growth Fund - C - CDSC(C)	10.87%	12.95%	6.02%
Stadion Tactical Growth Fund - I - NAV	12.96%	14.09%	7.09%
S&P 500® Total Return Index	20.45%	18.40%	7.78%(e)
80% S&P 500® and 20% Barclays Capital US Aggregate Bond Index	16.77%	15.77%	7.40%(e)

(a)
The line graph above represents performance of Class I shares only, which will vary from the performance of Class A and Class C shares based on the difference in loads and fees paid by shareholders in different classes.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns shown do include the effect of applicable sales loads.

(c)
The performance shown includes that of the predecessor Fund, the ETF Market Opportunity Fund, a series of Aviemore Trust, which was reorganized into the Fund, as of the close of business on March 29, 2013. Performance information for Class A and Class C shares prior to April 1, 2013, reflects the performance of Class I shares adjusted for the higher expenses paid by Class A and Class C shares.

(d)
Class I, Class A and C shares of the Fund commenced operations on May 3, 2004, April 1, 2013 and April 1, 2013, respectively. The performance shown for Class A and C shares for periods pre-dating the commencement of operations of those classes reflects the performance of the Fund’s Class I shares, the initial share class, calculated using the fees and expenses of Class A and C shares respectively and without the effect of any fee and expense limitations or waivers. If Class A and C shares of the Fund had been available during periods prior to April 1, 2013, the performance shown may have been different.

(e)	Represents the period from May 3, 2004 (date of original public offering of Class I shares) through May 31, 2014.

The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-222-7636. An investor should consider a Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other important information. For information on the Fund’s expense ratios, please see the Financial Highlights tables found within this Report.

Annual Report | May 31, 2014	17

Stadion Tactical Growth Fund	Performance Information
May 31, 2014 (Unaudited)

The Total Annual Fund Operating Expenses for Class A, Class C and Class I are 2.16%, 2.91% and 1.91%, respectively. The Fund’s investment advisor, Stadion Money Management, LLC (the “Advisor”) has agreed to waive fees and reimburse for other operating expenses (exclusive of interest expense on any borrowings, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and payments, if any, under a Rule 12b-1 Distribution Plan) in excess of 1.70% of the average daily net assets for Class A, Class C, and Class I, until at least October 1, 2015.

POP, the “Public Offering Price”, and NAV, the “Net Asset Value” price, are terms used to describe what share price was applied to Class A and/or Class C shares at the time of purchase. A CDSC (“Contingent Deferred Sales Charge”) is a redemption fee that can be applied if purchased share are redeemed prior to a specified holding period. For additional information please consult the Fund’s Prospectus.

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes.

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.

An investor may not invest directly in an index.

Diversification does not eliminate the risk of experiencing investment losses.

Information included or referred to on, or otherwise accessible through, our website is not intended to form part of or be incorporated into this report or the Fund's prospectus.

Portfolio Composition (as a % of net assets)

18	www.stadionfunds.com

Stadion Investment Trust	Disclosure of Fund Expenses
May 31, 2014 (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, possibly including front-end and contingent deferred sales loads; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual funds ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the tables that follow are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (December 1, 2013) and held until the end of the period (May 31, 2014).

The tables that follow illustrate the Funds’ costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Funds actual returns, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Funds’, ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

	Beginning Account Value 12/1/13	Ending Account Value 5/31/14	Expense Ratio(a)	Expenses Paid During period 12/1/13 - 5/31/14(b)

Stadion Managed Risk 100 Fund - Class A
Based on Actual Fund Return	$1,000.00	$972.50	1.54%	$7.57
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.25	1.54%	$7.75
Stadion Managed Risk 100 Fund - Class C
Based on Actual Fund Return	$1,000.00	$969.50	2.31%	$11.34
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,013.41	2.31%	$11.60
Stadion Managed Risk 100 Fund - Class I
Based on Actual Fund Return	$1,000.00	$973.70	1.33%	$6.54
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.30	1.33%	$6.69

Stadion Tactical Defensive Fund - Class A
Based on Actual Fund Return	$1,000.00	$1,009.10	1.89%	$9.47
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,015.51	1.89%	$9.50
Stadion Tactical Defensive Fund - Class C
Based on Actual Fund Return	$1,000.00	$1,006.70	2.67%	$13.36
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,011.62	2.67%	$13.39
Stadion Tactical Defensive Fund - Class I
Based on Actual Fund Return	$1,000.00	$1,010.70	1.70%	$8.52
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,016.45	1.70%	$8.55

Annual Report | May 31, 2014	19

Stadion Investment Trust	Disclosure of Fund Expenses
May 31, 2014 (Unaudited)

	Beginning Account Value 12/1/13	Ending Account Value 5/31/14	Expense Ratio(a)	Expenses Paid During period 12/1/13 - 5/31/14(b)
Stadion Defensive International Fund ‐ Class A
Based on Actual Fund Return	$1,000.00	$1,009.90	1.95%	$9.77
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,015.21	1.95%	$9.80
Stadion Defensive International Fund ‐ Class C
Based on Actual Fund Return	$1,000.00	$1,005.90	2.70%	$13.50
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,011.47	2.70%	$13.54
Stadion Defensive International Fund ‐ Class I
Based on Actual Fund Return	$1,000.00	$1,010.80	1.70%	$8.52
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,016.45	1.70%	$8.55

Stadion Trilogy Alternative Return Fund ‐ Class A
Based on Actual Fund Return	$1,000.00	$1,004.30	1.77%	$8.84
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,016.11	1.77%	$8.90
Stadion Trilogy Alternative Return Fund ‐ Class C
Based on Actual Fund Return	$1,000.00	$1,001.00	2.53%	$12.62
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,012.32	2.53%	$12.69
Stadion Trilogy Alternative Return Fund ‐ Class I
Based on Actual Fund Return	$1,000.00	$1,004.80	1.59%	$7.95
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.00	1.59%	$8.00

Stadion Tactical Income Fund ‐ Class A
Based on Actual Fund Return	$1,000.00	$1,032.40	1.40%	$7.09
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.95	1.40%	$7.04
Stadion Tactical Income Fund ‐ Class I
Based on Actual Fund Return	$1,000.00	$1,033.70	1.15%	$5.83
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.20	1.15%	$5.79

Stadion Tactical Growth Fund ‐ Class A
Based on Actual Fund Return	$1,000.00	$1,044.00	1.87%	$9.53
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,015.61	1.87%	$9.40
Stadion Tactical Growth Fund ‐ Class C
Based on Actual Fund Return	$1,000.00	$1,040.30	2.64%	$13.43
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,011.77	2.64%	$13.24
Stadion Tactical Growth Fund ‐ Class I
Based on Actual Fund Return	$1,000.00	$1,044.90	1.50%	$7.65
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.45	1.50%	$7.54

(a)	The Fund's expense ratios have been based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182/365).

20	www.stadionfunds.com

Stadion Managed Risk 100 Fund	Schedule of Investments
May 31, 2014

EXCHANGE‐TRADED FUNDS ‐ 75.49%	Shares	Value
iShares® High Dividend ETF	309,320	$22,954,637
iShares® S&P 100® Index Fund	537,040	45,954,513
Powershares® QQQ Trust Series 1	1,011,620	92,371,022
SPDR® S&P 500® ETF Trust	480,340	92,527,894
SPDR® S&P® MidCap® 400 ETF Trust	182,960	45,901,005
Technology Select Sector SPDR® Fund	1,216,160	45,995,171

TOTAL EXCHANGE‐TRADED FUNDS
(Cost $345,151,849)		345,704,242

MONEY MARKET FUNDS ‐ 79.75%	Shares	Value
Morgan Stanley Institutional Liquidity Fund ‐ Government Portfolio, 0.040%, 7‐day effective yield	365,240,661	$365,240,661

TOTAL MONEY MARKET FUNDS
(Cost $365,240,661)		365,240,661

Total Investments, at Value ‐ 155.24%
(Cost $710,392,510)		710,944,903

Liabilities in Excess of Other Assets ‐ (55.24)%		(252,984,394)

Net Assets ‐ 100.00%		$457,960,509

See Notes to Financial Statements.

Annual Report | May 31, 2014	21

Stadion Tactical Defensive Fund	Schedule of Investments
May 31, 2014

EXCHANGE‐TRADED FUNDS ‐ 97.16%	Shares	Value
First Trust NASDAQ‐100® Equal Weighted Index Fund	228,830	$8,636,044
Guggenheim® S&P 500® Equal Weight ETF	115,530	8,647,421
Health Care Select Sector SPDR® Fund	78,250	4,677,785
iShares® MSCI ACWI Index Fund	96,960	5,818,570
iShares® MSCI Emerging Markets ETF	134,150	5,708,082
iShares® Russell® 1000 Value Index Fund	58,280	5,755,150
iShares® S&P 100® Index Fund	67,340	5,762,284
Powershares® QQQ Trust Series 1	63,540	5,801,837
SPDR® S&P 500® ETF Trust	30,170	5,811,647

TOTAL EXCHANGE‐TRADED FUNDS
(Cost $52,438,923)		56,618,820

MONEY MARKET FUNDS ‐ 40.37%	Shares	Value
Morgan Stanley Institutional Liquidity Fund ‐ Government Portfolio, 0.040%, 7‐day effective yield	23,526,365	$23,526,365

TOTAL MONEY MARKET FUNDS
(Cost $23,526,365)		23,526,365

Total Investments, at Value ‐ 137.53%
(Cost $75,965,288)		80,145,185

Liabilities in Excess of Other Assets ‐ (37.53)%		(21,869,452)

Net Assets ‐ 100.00%		$58,275,733

See Notes to Financial Statements.

22	www.stadionfunds.com

Stadion Defensive International Fund	Schedule of Investments
May 31, 2014

EXCHANGE-TRADED FUNDS - 98.96%	Shares	Value
Global X SuperDividend® ETF	82,220	$2,098,254
iShares® China Large-Cap ETF	35,340	1,302,279
iShares® MSCI Canada ETF	42,040	1,290,628
iShares® MSCI Chile Capped ETF	27,260	1,277,676
iShares® MSCI Emerging Markets ETF	150,030	6,383,777
iShares® MSCI Japan ETF	112,060	1,297,655
iShares® MSCI United Kingdom Index Fund	59,470	1,292,283
iShares® MSCI® EAFE Index Fund	56,580	3,927,218
PowerShares® S&P Emerging Markets Low Volatility Portfolio	46,570	1,296,667
SPDR® Dow Jones International Real Estate ETF	29,990	1,324,059
WisdomTree® Europe Hedged Equity Fund	66,000	3,923,040

TOTAL EXCHANGE-TRADED FUNDS
(Cost $24,771,637)		25,413,536

MONEY MARKET FUNDS - 1.50%	Shares	Value
Morgan Stanley Institutional Liquidity Fund - Government Portfolio, 0.040%, 7-day effective yield	385,409	$385,409

TOTAL MONEY MARKET FUNDS
(Cost $385,409)		385,409

Total Investments, at Value - 100.46%
(Cost $25,157,046)		25,798,945

Liabilities in Excess of Other Assets - (0.46)%		(118,216)

Net Assets - 100.00%		$25,680,729

See Notes to Financial Statements.

Annual Report | May 31, 2014	23

Stadion Trilogy Alternative Return Fund	Schedule of Investments
May 31, 2014

COMMON STOCKS - 47.59%	Shares	Value
Consumer Discretionary - 4.72%
Distributors - 1.20%
Genuine Parts Co.(a)	21,740	$1,876,814

Hotels Restaurants & Leisure - 1.18%
McDonald's Corp.(a)	18,181	1,844,099

Leisure Equipment & Products - 1.14%
Polaris Industries, Inc.(a)	13,849	1,785,413

Media - 1.20%
Time Warner, Inc.	27,056	1,889,320

Consumer Staples - 8.42%
Food & Staples Retailing - 2.39%
Costco Wholesale Corp.(a)	16,123	1,870,591
Sysco Corp.(a)	50,114	1,880,778
		3,751,369

Food Products - 3.63%
General Mills, Inc.	34,507	1,895,470
Kellogg Co.(a)	27,899	1,924,473
McCormick & Co., Inc. - Non-Voting Shares(a)	25,830	1,867,767
		5,687,710

Household Products - 1.16%
Procter & Gamble Co.	22,521	1,819,472

Tobacco - 1.24%
Reynolds American, Inc.	32,464	1,935,828

Energy - 2.38%
Oil Gas & Consumable Fuels - 2.38%
Chevron Corp.	14,769	1,813,485
ConocoPhillips(a)	23,869	1,908,088
		3,721,573

Financials - 5.93%
Banks - 1.23%
US Bancorp	45,664	1,926,564

Capital Markets - 1.19%
Eaton Vance Corp.(a)	50,138	1,862,627

Commercial Banks - 1.16%
Commerce Bancshares, Inc.(a)	41,938	1,820,528

Insurance - 2.35%
Aflac, Inc.(a)	29,407	1,800,591
Brown & Brown, Inc.(a)	62,122	1,875,463
		3,676,054

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Stadion Trilogy Alternative Return Fund	Schedule of Investments
May 31, 2014

COMMON STOCKS - 47.59% (continued)	Shares	Value
Health Care - 3.63%
Health Care Equipment & Supplies - 1.21%
Abbott Laboratories(a)	47,505	$1,900,675

Pharmaceuticals - 2.42%
Johnson & Johnson(a)	18,351	1,861,893
Merck & Co., Inc.	33,213	1,921,704
		3,783,597

Industrials - 8.33%
Aerospace & Defense - 2.34%
Lockheed Martin Corp.(a)	11,247	1,840,571
United Technologies Corp.(a)	15,717	1,826,630
		3,667,201

Commercial Services & Supplies - 1.19%
Waste Management, Inc.	41,840	1,869,411

Electrical Equipment - 1.17%
Emerson Electric Co.(a)	27,427	1,830,204

Machinery - 1.18%
Illinois Tool Works, Inc.(a)	21,343	1,847,237

Road & Rail - 1.25%
Norfolk Southern Corp.(a)	19,342	1,948,706

Trading Companies & Distributors - 1.20%
WW Grainger, Inc.(a)	7,289	1,883,259

Information Technology - 3.63%
Communications Equipment - 1.21%
Harris Corp.(a)	24,538	1,895,560

IT Services - 1.20%
Automatic Data Processing, Inc.	23,716	1,889,691

Software - 1.22%
Microsoft Corp.	46,607	1,908,091

Materials - 3.59%
Chemicals - 2.42%
Ecolab, Inc.(a)	17,504	1,911,262
Sigma-Aldrich Corp.(a)	19,033	1,875,321
		3,786,583

Containers & Packaging - 1.17%
AptarGroup, Inc.(a)	27,521	1,832,624

Telecommunication - 1.15%
Diversified Telecommunication Services - 1.15%
AT&T, Inc.	50,676	1,797,478

Annual Report | May 31, 2014	25

Stadion Trilogy Alternative Return Fund	Schedule of Investments
May 31, 2014

COMMON STOCKS - 47.59% (continued)			Shares	Value
Utilities - 5.81%
Electric Utilities - 3.49%
Entergy Corp.(a)			24,693	$1,862,346
Northeast Utilities(a)			39,445	1,790,803
Southern Co.(a)			41,399	1,812,448
				5,465,597

Gas Utilities - 1.19%
National Fuel Gas Co.(a)			24,833	1,862,475

Multi-Utilities - 1.13%
Dominion Resources, Inc.			25,791	1,778,548

TOTAL COMMON STOCKS
(Cost $60,468,244)				74,544,308

EXCHANGE-TRADED FUNDS - 49.69%			Shares	Value
iShares® Barclays® 1-3 Year Credit Bond Fund(a)			183,910	$19,446,643
iShares® Barclays® Intermediate Credit Bond Fund(a)			70,800	7,815,612
iShares® Barclays® MBS Bond Fund(a)			144,290	15,602,078
iShares® Floating Rate Note Fund			459,141	23,283,040
iShares® iBoxx® $ High Yield Corporate Bond Fund			61,805	5,874,565
PowerShares® Senior Loan Portfolio			234,564	5,824,224

TOTAL EXCHANGE-TRADED FUNDS
(Cost $77,378,172)				77,846,162

PURCHASED OPTION CONTRACTS - 3.50%	Expiration Date	Strike Price	Contracts	Value
Call Option Contracts - 0.79%
CBOE S&P 500® Index:
	06/06/2014	$1,910	90	$144,900
	06/13/2014	1,930	90	70,650
iShares® 20+ Year Treasury Bond ETF	09/20/2014	125	650	14,625
iShares® 7-10 Year Treasury Bond ETF:
	06/21/2014	112	2,000	20,000
	09/20/2014	115	2,000	25,000
ProShares® Short VIX Short-Term Futures ETF	07/19/2014	70	200	173,000
S&P 500® Index:
	06/21/2014	1,850	100	729,000
	06/30/2014	1,950	100	76,500
				1,253,675
Put Option Contracts - 2.71%
CBOE S&P 500® Index:
	06/06/2014	1,850	90	4,275
	06/13/2014	1,850	90	12,150
	06/21/2014	1,850	200	57,000
	06/19/2015	1,675	400	2,132,000
iShares® 20+ Year Treasury Bond ETF	09/20/2014	108	650	67,600
iShares® 7-10 Year Treasury Bond ETF:
	06/21/2014	97	2,000	20,000
	09/20/2014	99	2,000	40,000

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Stadion Trilogy Alternative Return Fund	Schedule of Investments
May 31, 2014

PURCHASED OPTION CONTRACTS - 3.50% (continued)	Expiration Date	Strike Price	Contracts	Value
Put Option Contracts - 2.71% (continued)
S&P 500® Index:
	06/21/2014	$1,500	200	$1,500
	06/30/2014	1,775	100	17,000
	12/20/2014	1,600	100	152,500
	12/20/2014	1,650	100	201,500
	06/19/2015	1,600	100	402,500
SPDR® S&P 500® ETF Trust:
	06/19/2015	150	800	219,200
	06/19/2015	155	200	66,600
	06/19/2015	160	2,100	847,350
				4,241,175
TOTAL PURCHASED OPTION CONTRACTS
(Cost $10,737,945)				5,494,850

MONEY MARKET FUNDS - 2.41%			Shares	Value
Morgan Stanley Institutional Liquidity Fund - Government Portfolio, 0.040%, 7-day effective yield(a)			3,774,272	$3,774,272

TOTAL MONEY MARKET FUNDS
(Cost $3,774,272)				3,774,272

Total Investments, at Value - 103.19%
(Cost $152,358,633)				161,659,592

Written Option Contracts - (3.16)%				(4,961,175)

Liabilities in Excess of Other Assets - (0.03)%				(53,631)

Net Assets - 100.00%				$156,644,786

(a)	All or portion of this security is held as collateral for written options.

Annual Report | May 31, 2014	27

Stadion Trilogy Alternative Return Fund	Schedule of Investments
May 31, 2014

WRITTEN OPTION CONTRACTS - 3.16%	Expiration Date	Strike Price	Contracts	Premiums Received	Value
Call Option Contracts - 2.16%
CBOE S&P 500® Index:
	06/06/2014	$1,880	90	$206,910	$382,050
	06/13/2014	1,890	90	176,535	314,100
iShares® 20+ Year Treasury Bond ETF	09/20/2014	116	650	69,061	103,025
iShares® 7-10 Year Treasury Bond ETF	09/20/2014	105	2,000	76,498	110,000
ProShares® Short VIX Short-Term Futures ETF	07/19/2014	85	200	15,200	19,000
S&P 500® Index:
	06/30/2014	1,875	100	299,860	533,500
	12/20/2014	1,800	30	202,570	449,400
	06/19/2015	1,900	20	123,980	221,600
	09/19/2015	1,950	150	941,550	1,260,000
				2,112,164	3,392,675
Put Option Contracts - 1.00%
CBOE S&P 500® Index	06/19/2015	1,500	400	1,491,450	1,098,000
S&P 500® Index:
	06/21/2014	1,250	80	259,080	200
	06/21/2014	1,350	120	243,355	300
	06/30/2014	1,875	100	263,360	87,500
	12/20/2014	1,500	200	852,353	177,000
	06/19/2015	1,425	100	617,900	205,500
				3,727,498	1,568,500

Total Written Option Contracts				$5,839,662	$4,961,175

See Notes to Financial Statements.

28	www.stadionfunds.com

Stadion Tactical Income Fund	Schedule of Investments
May 31, 2014

EXCHANGE-TRADED FUNDS - 93.44%			Shares	Value
iShares® 20+ Year Treasury Bond ETF			4,430	$505,463
iShares® 3-7 Year Treasury Bond ETF			7,985	975,048
iShares® 7-10 Year Treasury Bond ETF			3,100	322,338
iShares® Barclays® Intermediate Credit Bond Fund			8,192	904,315
iShares® iBoxx® $ Investment Grade Corporate Bond ETF			6,460	772,551
iShares® U.S. Preferred Stock ETF			13,870	552,720
Market Vectors® Intermediate Municipal ETF			39,530	923,026
Vanguard® Total International Bond ETF			9,020	461,463
WisdomTree® Asia Local Debt Fund			6,560	322,424

TOTAL EXCHANGE-TRADED FUNDS
(Cost $5,608,347)				5,739,348

U.S. GOVERNMENT BONDS - 4.91%	Maturity Date	Rate	Principal Amount	Value
U.S. Treasury Notes	04/30/2019	1.625%	$300,000	$301,512

TOTAL U.S. GOVERNMENT BONDS
(Cost $299,585)				301,512

MONEY MARKET FUNDS - 1.90%			Shares	Value
Morgan Stanley Institutional Liquidity Fund - Government Portfolio, 0.040%, 7-day effective yield			116,462	$116,462

TOTAL MONEY MARKET FUNDS
(Cost $116,462)				116,462

Total Investments, at Value - 100.25%
(Cost $6,024,394)				6,157,322

Liabilities in Excess of Other Assets - (0.25)%				(15,204)

Net Assets - 100.00%				$6,142,118

See Notes to Financial Statements.

Annual Report | May 31, 2014	29

Stadion Tactical Growth Fund	Schedule of Investments
May 31, 2014

EXCHANGE-TRADED FUNDS - 96.96%	Shares	Value
iShares® Cohen & Steers REIT ETF	28,220	$2,470,096
iShares® Core S&P 500® ETF	35,870	6,954,117
iShares® iBoxx® $ Investment Grade Corporate Bond ETF	20,000	2,391,800
iShares® TIPS Bond ETF	19,930	2,303,709
iShares® U.S. Aerospace & Defense ETF	21,402	2,351,866
iShares® U.S. Preferred Stock ETF	59,940	2,388,609
iShares® U.S. Real Estate ETF	33,820	2,423,541
SPDR® S&P 500® ETF Trust	18,330	3,530,908
Vanguard® FTSE Emerging Markets ETF	54,000	2,278,800
Vanguard® Growth ETF	97,621	9,455,570
Vanguard® Health Care ETF	42,750	4,638,375
Vanguard® Utilities ETF	49,800	4,642,356

TOTAL EXCHANGE-TRADED FUNDS
(Cost $40,502,878)		45,829,747

MONEY MARKET FUNDS - 3.02%	Shares	Value
Morgan Stanley Institutional Liquidity Fund - Government Portfolio, 0.040%, 7-day effective yield	1,426,109	$1,426,109

TOTAL MONEY MARKET FUNDS
(Cost $1,426,109)		1,426,109

Total Investments, at Value - 99.98%
(Cost $41,928,987)		47,255,856

Other Assets in Excess of Liabilities - 0.02%		11,724

Net Assets - 100.00%		$47,267,580

See Notes to Financial Statements.

30	www.stadionfunds.com

Stadion Investment Trust	Statements of Assets and Liabilities
May 31, 2014

	Stadion Managed Risk 100 Fund	Stadion Tactical Defensive Fund	Stadion Defensive International Fund
ASSETS
Investments in securities:
At acquisition cost	$710,392,510	$75,965,288	$25,157,046
At value (Note 2)	$710,944,903	$80,145,185	$25,798,945
Dividends receivable	15,844	949	15
Receivable for capital shares sold	369,262	366,186	15
Receivable for investment securities sold	–	–	2,552,708
Other assets	56,207	19,803	28,792
TOTAL ASSETS	711,386,216	80,532,123	28,380,475

LIABILITIES
Payable for capital shares redeemed	1,427,290	42,204	49,296
Payable for investment securities purchased	251,299,099	22,106,310	2,599,994
Payable to Advisor (Note 5)	433,505	60,233	21,776
Accrued distribution fees (Note 5)	139,064	15,822	3,527
Accrued compliance fees (Note 5)	5,014	563	262
Payable to administrator (Note 5)	24,149	2,990	1,436
Other accrued expenses	97,586	28,268	23,455
TOTAL LIABILITIES	253,425,707	22,256,390	2,699,746

NET ASSETS	$457,960,509	$58,275,733	$25,680,729

Net assets consist of:
Paid-in capital	$483,561,011	$55,269,277	$25,123,260
Accumulated net investment loss	(2,117,514)	(171,222)	(160,436)
Accumulated net realized gains (losses) from investments	(24,035,381)	(1,002,219)	76,006
Net unrealized appreciation on investments	552,393	4,179,897	641,899
NET ASSETS	$457,960,509	$58,275,733	$25,680,729

PRICING OF CLASS A SHARES
Net assets applicable to Class A shares	$266,852,892	$43,135,524	$15,852,839
Class A shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	26,961,997	3,688,532	1,569,351
Net asset value, offering price and redemption price per share (Note 1)	$9.90	$11.69	$10.10
Maximum offering price per share (Note 1)	$10.50	$12.40	$10.72

PRICING OF CLASS C SHARES
Net assets applicable to Class C shares	$92,384,037	$7,807,324	$151,132
Class C shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	9,687,886	693,610	15,167
Net asset value, offering price and redemption price per share (Note 1)	$9.54	$11.26	$9.96

PRICING OF CLASS I SHARES
Net assets applicable to Class I shares	$98,723,580	$7,332,885	$9,676,758
Class I shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	9,881,589	621,606	953,866
Net asset value, offering price and redemption price per share (Note 1)	$9.99	$11.80	$10.14

See Notes to Financial Statements.

Annual Report | May 31, 2014	31

Stadion Investment Trust	Statements of Assets and Liabilities
May 31, 2014

	Stadion Trilogy Alternative Return Fund	Stadion Tactical Income Fund	Stadion Tactical Growth Fund
ASSETS
Investments in securities:
At acquisition cost	$152,358,633	$6,024,394	$41,928,987
At value (Note 2)	$161,659,592	$6,157,322	$47,255,856
Dividends receivable	255,601	426	22
Receivable for capital shares sold	491,638	–	91,462
Receivable from advisor (Note 5)	–	2,819	–
Other assets	42,390	15,450	44,138
TOTAL ASSETS	162,449,221	6,176,017	47,391,478

LIABILITIES
Written Options at value (Notes 2 and 6) (premiums received $5,839,662, $– and $–, respectively)	4,961,175	–	–
Payable due to broker for written options contracts	349,405	–	–
Payable for capital shares redeemed	236,730	14,710	45,021
Payable to Advisor (Note 5)	167,668	70	48,670
Accrued distribution fees (Note 5)	37,691	429	4,065
Accrued compliance fees (Note 5)	1,597	62	457
Payable to administrator (Note 5)	9,039	426	2,457
Other accrued expenses	41,130	18,202	23,228
TOTAL LIABILITIES	5,804,435	33,899	123,898

NET ASSETS	$156,644,786	$6,142,118	$47,267,580

Net assets consist of:
Paid-in capital	$153,195,431	$6,096,680	$40,330,175
Accumulated net investment income	115,932	29,495	–
Accumulated net realized gains (losses) from investments and written option contracts	(6,846,023)	(116,985)	1,610,536
Net unrealized appreciation on investments and written option contracts	10,179,446	132,928	5,326,869
NET ASSETS	$156,644,786	$6,142,118	$47,267,580

PRICING OF CLASS A SHARES
Net assets applicable to Class A shares	$88,261,447	$2,065,136	$17,304,710
Class A shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	8,380,675	208,913	1,672,415
Net asset value, offering price and redemption price per share (Note 1)	$10.53	$9.89	$10.35
Maximum offering price per share (Note 1)	$11.17	$10.49	$10.98

PRICING OF CLASS C SHARES
Net assets applicable to Class C shares	$21,805,035	N/A	$1,242,298
Class C shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	2,092,545	N/A	121,124
Net asset value, offering price and redemption price per share (Note 1)	$10.42	N/A	$10.26

PRICING OF CLASS I SHARES
Net assets applicable to Class I shares	$46,578,304	$4,076,982	$28,720,572
Class I shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	4,413,742	412,057	2,765,879
Net asset value, offering price and redemption price per share (Note 1)	$10.55	$9.89	$10.38

See Notes to Financial Statements.

32	www.stadionfunds.com

Stadion Investment Trust	Statements of Operations
For the Year Ended May 31, 2014

	Stadion Managed Risk 100 Fund	Stadion Tactical Defensive Fund	Stadion Defensive International Fund
INVESTMENT INCOME
Dividends	$5,098,386	$789,986	$237,546
TOTAL INVESTMENT INCOME	5,098,386	789,986	237,546

EXPENSES
Investment advisory fees (Note 5)	6,243,352	640,777	309,356
Distribution fees, Class A (Note 5)	851,141	98,051	38,934
Distribution fees, Class C (Note 5)	1,209,579	61,398	1,364
Transfer agent fees, Common (Note 5)	188,415	50,328	36,654
Transfer agent fees, Class A (Note 5)	93,517	1,500	4,176
Transfer agent fees, Class C (Note 5)	44,851	1,875	–
Transfer agent fees Class I (Note 5)	72,149	5,562	8,589
Administrative fees (Note 5)	309,033	27,574	13,497
Registration and filing fees	82,262	51,352	46,264
Professional fees	120,841	23,977	19,141
Custodian fees	43,135	4,614	4,533
Compliance fees (Note 5)	64,174	5,638	2,725
Trustees' fees	59,287	4,946	2,333
Printing of shareholder reports	72,757	13,891	8,026
Other expenses	178,424	14,560	7,131
TOTAL EXPENSES	9,632,917	1,006,043	502,723

Expenses waived/reimbursed by the Advisor (Note 5)	–	(1,749)	(42,014)
NET EXPENSES	9,632,917	1,004,294	460,709

NET INVESTMENT LOSS	(4,534,531)	(214,308)	(223,163)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from investments	(23,464,495)	1,123,409	81,015
Net realized capital gain distributions from other investment companies	–	–	34,410
Net change in unrealized appreciation on investments	284,410	1,099,478	698,350
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	(23,180,085)	2,222,887	813,775

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(27,714,616)	$2,008,579	$590,612

See Notes to Financial Statements.

Annual Report | May 31, 2014	33

Stadion Investment Trust	Statements of Operations
For the Year Ended May 31, 2014

	Stadion Trilogy Alternative Return Fund	Stadion Tactical Income Fund	Stadion Tactical Growth Fund
INVESTMENT INCOME
Dividends	$2,949,409	$163,813	$559,102
Foreign taxes withheld	(7,822)	–	–
Interest	–	627	–
TOTAL INVESTMENT INCOME	2,941,587	164,440	559,102

EXPENSES
Investment advisory fees (Note 5)	1,740,302	36,935	508,854
Distribution fees, Class A (Note 5)	203,958	5,995	34,626
Distribution fees, Class C (Note 5)	178,090	–	1,164
Transfer agent fees, Common (Note 5)	55,967	26,961	33,879
Transfer agent fees, Class A (Note 5)	14,672	2,419	3,925
Transfer agent fees, Class C (Note 5)	3,392	–	–
Transfer agent fees Class I (Note 5)	28,891	2,438	4,808
Administrative fees (Note 5)	78,809	3,549	22,115
Registration and filing fees	82,717	30,285	21,396
Professional fees	42,519	13,111	23,849
Custodian fees	13,412	4,726	4,811
Compliance fees (Note 5)	15,366	628	4,463
Trustees' fees	11,734	510	3,689
Printing of shareholder reports	15,586	4,237	7,202
Other expenses	32,300	4,503	10,598
TOTAL EXPENSES	2,517,715	136,297	685,379

Expenses waived/reimbursed by the Advisor (Note 5)	–	(64,957)	–
NET EXPENSES	2,517,715	71,340	685,379

NET INVESTMENT INCOME (LOSS)	423,872	93,100	(126,277)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from investments	(4,343,257)	(117,407)	2,896,921
Net realized losses from written option contracts	(1,381,068)	–	–
Net realized capital gain distributions from other investment companies	–	2,821	–
Net change in unrealized appreciation on investments	5,987,990	165,886	2,215,639
Net change in unrealized appreciation on written option contracts	1,114,564	–	–
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	1,378,229	51,300	5,112,560

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,802,101	$144,400	$4,986,283

See Notes to Financial Statements.

34	www.stadionfunds.com

Stadion Investment Trust	Statements of Changes in Net Assets

	Stadion Managed Risk 100 Fund		Stadion Tactical Defensive Fund
	For the Year Ended May 31, 2014	For the Year Ended May 31, 2013	For the Year Ended May 31, 2014	For the Year Ended May 31, 2013
FROM OPERATIONS
Net investment income (loss)	$(4,534,531)	$(964,100)	$(214,308)	$26,238
Net realized gains (losses) from investments	(23,464,495)	62,061,308	1,123,409	3,710,658
Net change in unrealized appreciation on investments	284,410	267,983	1,099,478	2,720,335
Net increase (decrease) in net assets resulting from operations	(27,714,616)	61,365,191	2,008,579	6,457,231

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income, Class A	–	–	(32,956)	–
Distributions from net investment income, Class C	–	–	(1,615)	–
Distributions from net investment income, Class I	–	–	(8,361)	–
Distributions from net realized gains, Class A	–	–	(2,696,380)	–
Distributions from net realized gains, Class C	–	–	(432,594)	–
Distributions from net realized gains, Class I	–	–	(439,979)	–
Decrease in net assets from distributions to shareholders	–	–	(3,611,885)	–

FROM CAPITAL SHARE TRANSACTIONS (Note 7)
Class A
Proceeds from sales of shares	93,018,255	75,446,291	17,739,841	8,502,509
Net asset value of shares issued in reinvestment of distributions	–	–	2,670,208	–
Payments for shares redeemed	(182,331,672)	(147,820,967)	(9,892,098)	(13,781,317)
Net increase (decrease) in net assets from Class A share transactions	(89,313,417)	(72,374,676)	10,517,951	(5,278,808)

Class C
Proceeds from sales of shares	11,894,524	23,153,909	4,569,460	747,888
Net asset value of shares issued in reinvestment of distributions	–	–	411,746	–
Payments for shares redeemed	(54,792,884)	(53,751,625)	(1,990,510)	(1,623,348)
Net increase (decrease) in net assets from Class C share transactions	(42,898,360)	(30,597,716)	2,990,696	(875,460)

Class I
Proceeds from sales of shares	52,932,479	60,699,280	6,035,739	6,051,511
Net asset value of shares issued in reinvestment of distributions	–	–	434,085	–
Payments for shares redeemed	(76,356,715)	(62,080,448)	(3,917,746)	(4,317,536)
Net increase (decrease) in net assets from Class I share transactions	(23,424,236)	(1,381,168)	2,552,078	1,733,975

TOTAL NET INCREASE (DECREASE) IN NET ASSETS	(183,350,629)	(42,988,369)	14,457,419	2,036,938

NET ASSETS:
Beginning of year	641,311,138	684,299,507	43,818,314	41,781,376
End of year	$457,960,509	$641,311,138	$58,275,733	$43,818,314

ACCUMULATED NET INVESTMENT INCOME (LOSS)	$(2,117,514)	$(964,100)	$(171,222)	$26,238

See Notes to Financial Statements.

Annual Report | May 31, 2014	35

Stadion Investment Trust	Statements of Changes in Net Assets

	Stadion Defensive International Fund		Stadion Trilogy Alternative Return Fund
	For the Year Ended May 31, 2014	For the Year Ended May 31, 2013	For the Year Ended May 31, 2014	For the Year Ended May 31, 2013
FROM OPERATIONS
Net investment income (loss)	$(223,163)	$(35,197)	$423,872	$437,755
Net realized gains (losses) from investments	81,015	796,083	(4,343,257)	301,254
Net realized losses from written option contracts	–	–	(1,381,068)	(736,347)
Net realized capital gain distributions from other investment companies	34,410	–	–	–
Net change in unrealized appreciation on investments	698,350	98,569	5,987,990	3,864,720
Net change in unrealized appreciation on written option contracts	–	–	1,114,564	320,901
Net increase in net assets resulting from operations	590,612	859,455	1,802,101	4,188,283

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income, Class A	–	–	(239,648)	(283,796)
Distributions from net investment income, Class C	–	–	–	(10,563)
Distributions from net investment income, Class I	–	–	(159,866)	(50,608)
Distributions from net realized gains, Class A	(434,253)	(62,306)	–	(735,029)
Distributions from net realized gains, Class C	(4,581)	(94)	–	(44,427)
Distributions from net realized gains, Class I	(250,490)	(7,428)	–	(75,926)
Decrease in net assets from distributions to shareholders	(689,324)	(69,828)	(399,514)	(1,200,349)

FROM CAPITAL SHARE TRANSACTIONS (Note 7)
Class A
Proceeds from sales of shares	8,368,597	6,545,921	48,753,388	26,772,520
Net asset value of shares issued in reinvestment of distributions	418,063	61,986	215,700	1,006,524
Payments for shares redeemed	(6,574,181)	(2,344,773)	(30,582,452)	(11,156,739)
Net increase in net assets from Class A share transactions	2,212,479	4,263,134	18,386,636	16,622,305

Class C
Proceeds from sales of shares	148,681	67,086	12,956,598	12,115,346
Net asset value of shares issued in reinvestment of distributions	4,580	94	–	50,329
Payments for shares redeemed	(63,513)	(5,404)	(2,825,179)	(673,301)
Net increase in net assets from Class C share transactions	89,748	61,776	10,131,419	11,492,374

Class I
Proceeds from sales of shares	8,872,199	6,571,760	53,858,928	21,373,008
Net asset value of shares issued in reinvestment of distributions	241,518	7,416	130,201	124,851
Payments for shares redeemed	(5,358,595)	(694,828)	(26,757,281)	(2,666,330)
Net increase in net assets from Class I share transactions	3,755,122	5,884,348	27,231,848	18,831,529

TOTAL NET INCREASE IN NET ASSETS	5,958,637	10,998,885	57,152,490	49,934,142

NET ASSETS:
Beginning of year	19,722,092	8,723,207	99,492,296	49,558,154
End of year	$25,680,729	$19,722,092	$156,644,786	$99,492,296

ACCUMULATED NET INVESTMENT INCOME (LOSS)	$(160,436)	$–	$115,932	$106,028

See Notes to Financial Statements.

36	www.stadionfunds.com

Stadion Investment Trust	Statements of Changes in Net Assets

	Stadion Tactical Income Fund
	For the Year Ended May 31, 2014	For the Period December 31, 2012 (Commencement of operations) to May 31, 2013
FROM OPERATIONS
Net investment income	$93,100	$7,556
Net realized losses from investments	(117,407)	(2,399)
Net realized capital gain distributions from other investment companies	2,821	–
Net change in unrealized appreciation/(depreciation) on investments	165,886	(32,958)
Net increase (decrease) in net assets resulting from operations	144,400	(27,801)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income, Class A	(28,534)	–
Distributions from net investment income, Class I	(42,627)	–
Decrease in net assets from distributions to shareholders	(71,161)	–

FROM CAPITAL SHARE TRANSACTIONS (Note 7)
Class A
Proceeds from sales of shares	2,738,931	1,814,054
Net asset value of shares issued in reinvestment of distributions	1,291	–
Payments for shares redeemed	(2,350,955)	(134,408)
Net increase in net assets from Class A share transactions	389,267	1,679,646

Class I
Proceeds from sales of shares	3,553,791	1,546,022
Net asset value of shares issued in reinvestment of distributions	147	–
Payments for shares redeemed	(1,060,776)	(11,417)
Net increase in net assets from Class I share transactions	2,493,162	1,534,605

TOTAL NET INCREASE IN NET ASSETS	2,955,668	3,186,450

NET ASSETS:
Beginning of period	3,186,450	–
End of period	$6,142,118	$3,186,450

ACCUMULATED NET INVESTMENT INCOME	$29,495	$7,556

See Notes to Financial Statements.

Annual Report | May 31, 2014	37

Stadion Investment Trust	Statements of Changes in Net Assets

	Stadion Tactical Growth Fund
	For the Year Ended May 31, 2014	For the Period May 1, 2013 to May 31, 2013(a)	For the Year Ended April 30, 2013
FROM OPERATIONS
Net investment loss	$(126,277)	$(32,144)	$(55,735)
Net realized gains from investments	2,896,921	422,509	3,368,546
Net change in unrealized appreciation/(depreciation) on investments	2,215,639	(531,653)	(1,123,894)
Net increase (decrease) in net assets resulting from operations	4,986,283	(141,288)	2,188,917

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net realized gains, Class A	(1,708,646)	–	–
Distributions from net realized gains, Class C	(5,172)	–	–
Distributions from net realized gains, Class I	(2,987,531)	–	(4,271,775)
Decrease in net assets from distributions to shareholders	(4,701,349)	–	(4,271,775)

FROM CAPITAL SHARE TRANSACTIONS (Note 7)
Class A
Proceeds from sales of shares	20,175,496	3,471,135	1,198
Net asset value of shares issued in reinvestment of distributions	1,646,975	–	–
Payments for shares redeemed	(7,963,084)	(9,763)	(5)
Net increase in net assets from Class A share transactions	13,859,387	3,461,372	1,193

Class C
Proceeds from sales of shares	1,250,702	–	1,005
Net asset value of shares issued in reinvestment of distributions	5,172	–	–
Payments for shares redeemed	(25,991)	–	–
Net increase in net assets from Class C share transactions	1,229,883	–	1,005

Class I
Proceeds from sales of shares	13,121,871	2,732,878	4,771,198
Net asset value of shares issued in reinvestment of distributions	2,965,091	–	4,265,859
Payments for shares redeemed	(11,649,367)	(768,733)	(14,331,245)
Net increase (decrease) in net assets from Class I share transactions	4,437,595	1,964,145	(5,294,188)

TOTAL NET INCREASE (DECREASE) IN NET ASSETS	19,811,799	5,284,229	(7,374,848)

NET ASSETS:
Beginning of period	27,455,781	22,171,552	29,546,400
End of period	$47,267,580	$27,455,781	$22,171,552

ACCUMULATED NET INVESTMENT INCOME	$–	$–	$–

(a)	Effective May 31, 2013, the Tactical Growth Fund changed its fiscal year from April 30 to May 31.

See Notes to Financial Statements.

38	www.stadionfunds.com

Stadion Managed Risk 100 Fund – Class A	Financial Highlights
For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2014(a)		Year Ended May 31, 2013		Year Ended May 31, 2012	Year Ended May 31, 2011	Year Ended May 31, 2010
NET ASSET VALUE, BEGINNING OF PERIOD	$10.35		$9.38		$9.93	$9.64	$9.29

INCOME (LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.07	)(c)	(0.00	)(c)(d)	(0.17)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.38)		0.97		(0.28)	0.46	0.38
Total from investment operations	(0.45)		0.97		(0.45)	0.40	0.35
LESS DISTRIBUTIONS:
Distributions from net realized gains	–		–		(0.10)	(0.11)	–
Total distributions	–		–		(0.10)	(0.11)	–

NET ASSET VALUE, END OF PERIOD	$9.90		$10.35		$9.38	$9.93	$9.64

TOTAL RETURN(e)	(4.35%)		10.34%		(4.45%)	4.07%	3.77%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$266,853		$371,779		$407,202	$981,387	$496,412

Ratio of total expenses to average net assets(f)	1.53%		1.59%		1.51%	1.50%	1.67%

Ratio of net investment loss to average net assets(b)(f)	(0.66%)		(0.01%)		(1.03%)	(0.82%)	(0.57%)

PORTFOLIO TURNOVER RATE	1,079%		737%		1,967%	1,018%	944%

(a)	Prior to March 28, 2014, the Stadion Managed Risk 100 Fund was known as the Stadion Managed Fund.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c)	Per share amounts were calculated using average shares method.
(d)	Amount rounds to less than $0.01 per share.
(e)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.

See Notes to Financial Statements.

Annual Report | May 31, 2014	39

Stadion Managed Risk 100 Fund – Class C	Financial Highlights
For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2014(a)		Year Ended May 31, 2013		Year Ended May 31, 2012	Year Ended May 31, 2011	For the Period October 1, 2009 (Commencement of operations) to May 31, 2010
NET ASSET VALUE, BEGINNING OF PERIOD	$10.05		$9.18		$9.79	$9.59	$9.54

INCOME (LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.14	)(c)	(0.07	)(c)	(0.21)	(0.10)	(0.05)
Net realized and unrealized gain (loss) on investments	(0.37)		0.94		(0.30)	0.41	0.10
Total from investment operations	(0.51)		0.87		(0.51)	0.31	0.05
LESS DISTRIBUTIONS:
Distributions from net realized gains	–		–		(0.10)	(0.11)	–
Total distributions	–		–		(0.10)	(0.11)	–

NET ASSET VALUE, END OF PERIOD	$9.54		$10.05		$9.18	$9.79	$9.59

TOTAL RETURN(d)	(5.07%)		9.48%		(5.13%)	3.15%	0.52	%(e)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$92,384		$141,797		$159,112	$228,541	$55,281

Ratio of total expenses to average net assets(f)	2.29%		2.35%		2.30%	2.28%	2.51	%(g)(h)

Ratio of net expenses to average net assets(f)	2.29%		2.35%		2.30%	2.28%	2.48	%(g)

Ratio of net investment loss to average net assets(b)(f)	(1.43%)		(0.77%)		(1.80%)	(1.65%)	(1.60	%)(g)

PORTFOLIO TURNOVER RATE	1,079%		737%		1,967%	1,018%	944	%(e)(i)

(a)	Prior to March 28, 2014, the Stadion Managed Risk 100 Fund was known as the Stadion Managed Fund.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c)	Per share amounts were calculated using average shares method.
(d)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Not annualized.
(f)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(g)	Annualized.
(h)	Reflects total expenses prior to fee waivers by the advisor (Note 5).
(i)	Represents the year ended May 31, 2010.

See Notes to Financial Statements.

40	www.stadionfunds.com

Stadion Managed Risk 100 Fund – Class I	Financial Highlights
For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2014(a)		Year Ended May 31, 2013	Year Ended May 31, 2012	Year Ended May 31, 2011	For the Period May 28, 2010 (Commencement of operations) to May 31, 2010
NET ASSET VALUE, BEGINNING OF PERIOD	$10.43		$9.43	$9.96	$9.64	$9.64

INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)(b)	(0.04	)(c)	0.02 (c)	(0.06)	(0.05)	(0.00	)(d)
Net realized and unrealized gain (loss) on investments	(0.40)		0.98	(0.37)	0.48	–
Total from investment operations	(0.44)		1.00	(0.43)	0.43	(0.00	)(d)
LESS DISTRIBUTIONS:
Distributions from net realized gains	–		–	(0.10)	(0.11)	–
Total distributions	–		–	(0.10)	(0.11)	–

NET ASSET VALUE, END OF PERIOD	$9.99		$10.43	$9.43	$9.96	$9.64

TOTAL RETURN(e)	(4.22%)		10.60%	(4.24%)	4.38%	0.00	%(f)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$98,724		$127,735	$117,986	$83,614	$1

Ratio of total expenses to average net assets(g)	1.31%		1.39%	1.28%	1.24%	1.70	%(h)

Ratio of net investment income (loss) to average net assets(b)(g)	(0.43%)		0.18%	(0.77%)	(0.48%)	(1.70	%)(h)

PORTFOLIO TURNOVER RATE	1,079%		737%	1,967%	1,018%	944	%(f)(i)

(a)	Prior to March 28, 2014, the Stadion Managed Risk 100 Fund was known as the Stadion Managed Fund.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c)	Per share amounts were calculated using average shares method.
(d)	Amount rounds to less than $0.01 per share.
(e)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	Not annualized.
(g)
The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.

(h)	Annualized.
(i)	Represents the year ended May 31, 2010.

See Notes to Financial Statements.

Annual Report | May 31, 2014	41

Stadion Tactical Defensive Fund – Class A	Financial Highlights
For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2014(a)		Year Ended May 31, 2013		Year Ended May 31, 2012		Year Ended May 31, 2011		Year Ended May 31, 2010
NET ASSET VALUE, BEGINNING OF PERIOD	$11.99		$10.37		$11.72		$10.22		$8.98

INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)(b)	(0.04	)(c)	0.02	(c)	(0.09)		(0.10)		(0.05)
Net realized and unrealized gain (loss) on investments	0.53		1.60		(0.72)		1.60		1.29
Total from investment operations	0.49		1.62		(0.81)		1.50		1.24
LESS DISTRIBUTIONS:
Dividends from net investment income	(0.01)		–		–		–		–
Distributions from net realized gains	(0.78)		–		(0.54)		–		–
Total distributions	(0.79)		–		(0.54)		–		–

NET ASSET VALUE, END OF PERIOD	$11.69		$11.99		$10.37		$11.72		$10.22

TOTAL RETURN(d)	4.12%		15.62%		(6.75%)		14.68%		13.81%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$43,136		$33,813		$33,892		$50,470		$41,179

Ratio of total expenses to average net assets(e)	1.89%		2.00	%(f)	1.91	%(f)	1.97	%(f)	2.11	%(f)

Ratio of net expenses to average net assets(e)	1.89%		1.95%		1.89%		1.95%		1.95%

Ratio of net investment income (loss) to average net assets(b)(e)	(0.34%)		0.14%		(0.67%)		(0.94%)		(0.62%)

PORTFOLIO TURNOVER RATE	529%		455%		826%		476%		471%

(a)	Prior to March 28, 2014, the Stadion Tactical Defensive Fund was known as the Stadion Core Advantage Fund.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c)	Per share amounts were calculated using average shares method.
(d)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)
The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.

(f)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).

See Notes to Financial Statements.

42	www.stadionfunds.com

Stadion Tactical Defensive Fund – Class C	Financial Highlights
For a Share Outstanding Throughout each of the Periods Presented

Year Ended May 31, 2014(a)			Year Ended May 31, 2013		Year Ended May 31, 2012		Year Ended May 31, 2011		For the Period October 1, 2009 (Commencement of operations) to May 31, 2010
NET ASSET VALUE, BEGINNING OF PERIOD	$11.64		$10.16		$11.59		$10.17		$9.75

INCOME (LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.13	)(c)	(0.07	)(c)	(0.18)		(0.14)		(0.06)
Net realized and unrealized gain (loss) on investments	0.53		1.55		(0.71)		1.56		0.48
Total from investment operations	0.40		1.48		(0.89)		1.42		0.42
LESS DISTRIBUTIONS:
Dividends from net investment income	(0.00	)(d)	–		–		–		–
Distributions from net realized gains	(0.78)		–		(0.54)		–		–
Total distributions	(0.78)		–		(0.54)		–		–

NET ASSET VALUE, END OF PERIOD	$11.26		$11.64		$10.16		$11.59		$10.17

TOTAL RETURN(e)	3.47%		14.57%		(7.54%)		13.96%		4.31	%(f)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$7,807		$5,060		$5,253		$6,028		$1,458

Ratio of total expenses to average net assets(g)	2.67%		3.20	%(h)	3.12	%(h)	3.45	%(h)	7.53	%(h)(i)

Ratio of net expenses to average net assets(g)	2.67%		2.70%		2.70%		2.70%		2.70	%(i)

Ratio of net investment loss to average net assets(b)(g)	(1.13%)		(0.61%)		(1.48%)		(1.79%)		(1.82	%)(i)

PORTFOLIO TURNOVER RATE	529%		455%		826%		476%		471	%(f)(j)

(a)	Prior to March 28, 2014, the Stadion Tactical Defensive Fund was known as the Stadion Core Advantage Fund.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c)	Per share amounts were calculated using average shares method.
(d)	Amount rounds to less than $0.01 per share.
(e)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	Not annualized.
(g)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(h)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).
(i)	Annualized.
(j)	Represents the year ended May 31, 2010.

See Notes to Financial Statements.

Annual Report | May 31, 2014	43

Stadion Tactical Defensive Fund – Class I	Financial Highlights
For a Share Outstanding Throughout each of the Periods Presented

Year Ended May 31, 2014(a)			Year Ended May 31, 2013		Year Ended May 31, 2012		Year Ended May 31, 2011		For the Period May 28, 2010 (Commencement of operations) to May 31, 2010
NET ASSET VALUE, BEGINNING OF PERIOD	$12.07		$10.42		$11.76		$10.22		$10.22

INCOME (LOSS) FROM OPERATIONS:
Net investment income (loss)(b)	(0.02	)(c)	0.02	(c)	(0.05)		(0.04)		(0.00	)(d)
Net realized and unrealized gain (loss) on investments	0.55		1.63		(0.75)		1.58		–
Total from investment operations	0.53		1.65		(0.80)		1.54		(0.00	)(d)
LESS DISTRIBUTIONS:
Dividends from net investment income	(0.02)		–		–		–		–
Distributions from net realized gains	(0.78)		–		(0.54)		–		–
Total distributions	(0.80)		–		(0.54)		–		–

NET ASSET VALUE, END OF PERIOD	$11.80		$12.07		$10.42		$11.76		$10.22

TOTAL RETURN(e)	4.42%		15.83%		(6.65%)		15.07%		0.00	%(f)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$7,333		$4,945		$2,636		$1,433		$1

Ratio of total expenses to average net assets(g)	1.73	%(h)	2.38	%(h)	3.05	%(h)	7.98	%(h)	1.70	%(i)

Ratio of net expenses to average net assets(g)	1.70%		1.70%		1.70%		1.70%		1.70	%(i)

Ratio of net investment income (loss) to average net assets(b)(g)	(0.19%)		0.20%		(0.53%)		(1.03%)		(1.70	%)(i)

PORTFOLIO TURNOVER RATE	529%		455%		826%		476%		471	%(f)(j)

(a)	Prior to March 28, 2014, the Stadion Tactical Defensive Fund was known as the Stadion Core Advantage Fund.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c)	Per share amounts were calculated using average shares method.
(d)	Amount rounds to less than $0.01 per share.
(e)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	Not annualized.
(g)
The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.

(h)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).
(i)	Annualized.
(j)	Represents the year ended May 31, 2010.

See Notes to Financial Statements.

44	www.stadionfunds.com

Stadion Defensive International Fund – Class A	Financial Highlights
For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2014(a)		Year Ended May 31, 2013		For the Period April 2, 2012 (Commencement of operations) to May 31, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$10.16		$9.54		$10.00

INCOME (LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.10	)(c)	(0.01	)(c)	(0.01)
Net realized and unrealized gain (loss) on investments	0.31		0.68		(0.45)
Total from investment operations	0.21		0.67		(0.46)
LESS DISTRIBUTIONS:
Dividends from net investment income	–		(0.05)		–
Distributions from net realized gains	(0.27)		–		–
Total distributions	(0.27)		(0.05)		–

NET ASSET VALUE, END OF PERIOD	$10.10		$10.16		$9.54

TOTAL RETURN(d)	2.07%		7.04%		(4.60	%)(e)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$15,853		$13,723		$8,721

Ratio of total expenses to average net assets(f)	2.09	%(g)	2.82	%(g)	5.31	%(g)(h)

Ratio of net expenses to average net assets(f)	1.95%		1.95%		1.95	%(h)

Ratio of net investment loss to average net assets(b)(f)	(0.97%)		(0.15%)		(1.94	%)(h)

PORTFOLIO TURNOVER RATE	627%		804%		21	%(e)

(a)	Prior to March 28, 2014, the Stadion Defensive International Fund was known as the Stadion Olympus Fund™.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c)	Per share amounts were calculated using average shares method.
(d)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Not annualized.
(f)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(g)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).
(h)	Annualized.

See Notes to Financial Statements

Annual Report | May 31, 2014	45

Stadion Defensive International Fund – Class C	Financial Highlights
For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2014(a)		Year Ended May 31, 2013		For the Period April 2, 2012 (Commencement of operations) to May 31, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$10.09		$9.53		$10.00

INCOME (LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.17	)(c)	(0.15	)(c)	(0.04)
Net realized and unrealized gain (loss) on investments	0.30		0.74		(0.43)
Total from investment operations	0.13		0.59		(0.47)
LESS DISTRIBUTIONS:
Dividends from net investment income	–		(0.03)		–
Distributions from net realized gains		(0.26)	–		–
Total distributions		(0.26)	(0.03)		–

NET ASSET VALUE, END OF PERIOD	$9.96		$10.09		$9.53

TOTAL RETURN(d)		1.32%	6.19%		(4.70	%)(e)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$151		$64		$1

Ratio of total expenses to average net assets(f)	2.82	%(g)	73.16	%(g)	1,345.00	%(g)(h)

Ratio of net expenses to average net assets(f)		2.70%	2.70%		2.70	%(h)

Ratio of net investment loss to average net assets(b)(f)		(1.71%)	(1.49%)		(2.70	%)(h)

PORTFOLIO TURNOVER RATE		627%	804%		21	%(e)

(a)	Prior to March 28, 2014, the Stadion Defensive International Fund was known as the Stadion Olympus Fund™.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c)	Per share amounts were calculated using average shares method.
(d)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Not annualized.
(f)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(g)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).
(h)	Annualized.

See Notes to Financial Statements.

46	www.stadionfunds.com

Stadion Defensive International Fund – Class I	Financial Highlights
For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2014(a)		Year Ended May 31, 2013		For the Period April 2, 2012 (Commencement of operations) to May 31, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$10.18		$9.55		$10.00

INCOME (LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.08	)(c)	(0.09	)(c)	(0.03)
Net realized and unrealized gain (loss) on investments	0.31		0.79		(0.42)
Total from investment operations	0.23		0.70		(0.45)
LESS DISTRIBUTIONS:
Dividends from net investment income	–		(0.07)		–
Distributions from net realized gains		(0.27)	–		–
Total distributions		(0.27)	(0.07)		–

NET ASSET VALUE, END OF PERIOD	$10.14		$10.18		$9.55

TOTAL RETURN(d)		2.29%	7.31%		(4.50	%)(e)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$9,677		$5,935		$1

Ratio of total expenses to average net assets(f)	1.91	%(g)	3.63	%(g)	1,342.77	%(g)(h)

Ratio of net expenses to average net assets(f)		1.70%	1.70%		1.70	%(h)

Ratio of net investment loss to average net assets(b)(f)		(0.77%)	(0.90%)		(1.70	%)(h)

PORTFOLIO TURNOVER RATE		627%	804%		21	%(e)

(a)	Prior to March 28, 2014, the Stadion Defensive International Fund was known as the Stadion Olympus Fund™.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c)	Per share amounts were calculated using average shares method.
(d)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Not annualized.
(f)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(g)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).
(h)	Annualized.

See Notes to Financial Statements.

Annual Report | May 31, 2014	47

Stadion Trilogy Alternative Return Fund – Class A	Financial Highlights
For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2014(a)	Year Ended May 31, 2013	For the Period April 2, 2012 (Commencement of operations) to May 31, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$10.41	$9.85	$10.00

INCOME (LOSS) FROM OPERATIONS:
Net investment income(b)	0.04 (c)	0.07 (c)	0.00	(d)
Net realized and unrealized gain (loss) on investments	0.11	0.67	(0.15)
Total from investment operations	0.15	0.74	(0.15)
LESS DISTRIBUTIONS:
Dividends from net investment income	(0.03)	(0.05)	–
Distributions from net realized gains	–	(0.13)	–
Total distributions	(0.03)	(0.18)	–

NET ASSET VALUE, END OF PERIOD	$10.53	$10.41	$9.85

TOTAL RETURN(e)	1.45%	7.53%	(1.50	%)(f)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$88,261	$68,967	$49,507

Ratio of total expenses to average net assets(g)	1.76%	1.93%	2.21	%(h)(i)

Ratio of net expenses to average net assets(g)	1.76%	1.93%	1.95	%(h)

Ratio of net investment income to average net assets(b)(g)	0.34%	0.66%	0.34	%(h)

PORTFOLIO TURNOVER RATE	15%	42%	0	%(d)(f)

(a)	Prior to March 28, 2014, the Stadion Trilogy Alternative Return Fund was known as the Stadion Trilogy Fund™.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c)	Per share amounts were calculated using average shares method.
(d)	Amount rounds to less than $0.01 per share or less than 1%.
(e)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	Not annualized.
(g)	The ratios of expenses and net investment income to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(h)	Annualized.
(i)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).

See Notes to Financial Statements.

48	www.stadionfunds.com

Stadion Trilogy Alternative Return Fund – Class C	Financial Highlights
For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2014(a)		Year Ended May 31, 2013		For the Period April 2, 2012 (Commencement of operations) to May 31, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$10.35		$9.85		$10.00

INCOME (LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.04	)(c)	(0.01	)(c)	(0.00	)(d)
Net realized and unrealized gain (loss) on investments	0.11		0.67		(0.15)
Total from investment operations	0.07		0.66		(0.15)
LESS DISTRIBUTIONS:
Dividends from net investment income	–		(0.03)		–
Distributions from net realized gains	–		(0.13)		–
Total distributions	–		(0.16)		–

NET ASSET VALUE, END OF PERIOD	$10.42		$10.35		$9.85

TOTAL RETURN(e)	0.68%		6.72%		(1.50	%)(f)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$21,805		$11,570		$50

Ratio of total expenses to average net assets(g)	2.52%		3.36	%(h)	61.13	%(h)(i)

Ratio of net expenses to average net assets(g)	2.52%		2.70%		2.70	%(i)

Ratio of net investment loss to average net assets(b)(g)	(0.41%)		(0.10%)		(0.11	%)(i)

PORTFOLIO TURNOVER RATE	15%		42%		0	%(d)(f)

(a)	Prior to March 28, 2014, the Stadion Trilogy Alternative Return Fund was known as the Stadion Trilogy Fund™.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c)	Per share amounts were calculated using average shares method.
(d)	Amount rounds to less than $0.01 per share or less than 1%.
(e)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	Not annualized.
(g)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(h)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).
(i)	Annualized.

See Notes to Financial Statements.

Annual Report | May 31, 2014	49

Stadion Trilogy Alternative Return Fund – Class I	Financial Highlights
For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2014(a)	Year Ended May 31, 2013		For the Period April 2, 2012 (Commencement of operations) to May 31, 2012
NET ASSET VALUE, BEGINNING OF PERIOD	$10.42	$9.86		$10.00

INCOME (LOSS) FROM OPERATIONS:
Net investment income(b)	0.06 (c)	0.10	(c)	0.01
Net realized and unrealized gain (loss) on investments	0.11	0.66		(0.15)
Total from investment operations	0.17	0.76		(0.14)
LESS DISTRIBUTIONS:
Dividends from net investment income	(0.04)	(0.07)		–
Distributions from net realized gains	–	(0.13)		–
Total distributions	(0.04)	(0.20)		–

NET ASSET VALUE, END OF PERIOD	$10.55	$10.42		$9.86

TOTAL RETURN(d)	1.64%	7.75%		(1.40	%)(e)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$46,578	$18,956		$1

Ratio of total expenses to average net assets(f)	1.57%	2.01	%(g)	1,259.15	%(g)(h)

Ratio of net expenses to average net assets(f)	1.57%	1.70%		1.70	%(h)

Ratio of net investment income to average net assets(b)(f)	0.54%	0.94%		0.51	%(h)

PORTFOLIO TURNOVER RATE	15%	42%		0	%(e)(i)

(a)	Prior to March 28, 2014, the Stadion Trilogy Alternative Return Fund was known as the Stadion Trilogy Fund™.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c)	Per share amounts were calculated using average shares method.
(d)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Not annualized.
(f)	The ratios of expenses and net investment income to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(g)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).
(h)	Annualized.
(i)	Amount rounds to less than 1%.

See Notes to Financial Statements.

50	www.stadionfunds.com

Stadion Trilogy Tactical Income Fund – Class A	Financial Highlights
For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2014		For the Period December 31, 2012 (Commencement of operations) to May 31, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$9.91		$10.00

INCOME (LOSS) FROM OPERATIONS:
Net investment income(a)(b)	0.15		0.06
Net realized and unrealized loss on investments	(0.06	)(c)	(0.15)
Total from investment operations	0.09		(0.09)
LESS DISTRIBUTIONS:
Dividends from net investment income	(0.11)		–
Total distributions	(0.11)		–

NET ASSET VALUE, END OF PERIOD	$9.89		$9.91

TOTAL RETURN(d)	0.91%		(0.90	%)(e)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$2,065		$1,667

Ratio of total expenses to average net assets(f)	2.55	%(g)	10.69	%(g)(h)

Ratio of net expenses to average net assets(f)	1.40%		1.40	%(h)

Ratio of net investment income to average net assets(b)(f)	1.53%		1.52	%(h)

PORTFOLIO TURNOVER RATE	294%		84	%(e)

(a)	Per share amounts were calculated using average shares method.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c)
Net realized and unrealized loss on investments per share does not correlate to aggregate of the net realized and unrealized gain in the Statements of Operations for the year ended May 31, 2014, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to the fluctuating market values for the Fund's portfolio.

(d)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Not annualized.
(f)	The ratios of expenses and net investment income to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(g)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).
(h)	Annualized.

See Notes to Financial Statements.

Annual Report | May 31, 2014	51

Stadion Trilogy Tactical Income Fund – Class I	Financial Highlights
For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2014		For the Period February 14, 2013 (Commencement of operations) to May 31, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$9.91		$9.91

INCOME (LOSS) FROM OPERATIONS:
Net investment income(a)(b)	0.17		0.04
Net realized and unrealized loss on investments	(0.07	)(c)	(0.04)
Total from investment operations	0.10		0.00
LESS DISTRIBUTIONS:
Dividends from net investment income	(0.12)		–
Total distributions	(0.12)		–

NET ASSET VALUE, END OF PERIOD	$9.89		$9.91

TOTAL RETURN(d)	1.09%		0.00	%(e)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$4,077		$1,519

Ratio of total expenses to average net assets(f)	2.29	%(g)	14.50	%(g)(h)

Ratio of net expenses to average net assets(f)	1.15%		1.15	%(h)

Ratio of net investment income to average net assets(b)(f)	1.72%		1.42	%(h)

PORTFOLIO TURNOVER RATE	294%		84	%(e)(i)

(a)	Per share amounts were calculated using average shares method.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c)
Net realized and unrealized loss on investments per share does not correlate to aggregate of the net realized and unrealized gain in the Statements of Operations for the year ended May 31, 2014, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to the fluctuating market values for the Fund's portfolio.

(d)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Not annualized.
(f)	The ratios of expenses and net investment income to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(g)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).
(h)	Annualized.
(i)	Represents the period December 31, 2012 (commencement of operations of the Fund) to May 31, 2013.

See Notes to Financial Statements.

52	www.stadionfunds.com

Stadion Tactical Growth Fund – Class A	Financial Highlights
For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2014(a)	For the Period May 1, 2013 to May 31, 2013(b)		For the Period April 1, 2013 (Commencement of operations) to April 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$10.22	$10.27		$10.10

INCOME (LOSS) FROM OPERATIONS:
Net investment loss(c)(d)	(0.05)	(0.01)		(0.02)
Net realized and unrealized gain (loss) on investments	1.32	(0.04)		0.19
Total from investment operations	1.27	(0.05)		0.17
LESS DISTRIBUTIONS:
Distributions from net realized gains	(1.14)	–		–
Total distributions	(1.14)	–		–

NET ASSET VALUE, END OF PERIOD	$10.35	$10.22		$10.27

TOTAL RETURN(e)	12.75%	(0.49	%)(f)	1.68	%(f)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$17,305	$3,430		$1

Ratio of total expenses to average net assets(g)	1.85%	5.21	%(h)(i)	2.83	%(h)(i)

Ratio of net expenses to average net assets(g)	1.85%	1.95	%(h)	1.95	%(h)

Ratio of net investment loss to average net assets(c)(g)	(0.47%)	(1.95	%)(h)	(1.95	%)(h)

PORTFOLIO TURNOVER RATE	324%	50	%(f)	294	%(f)(j)

(a)	Prior to March 28, 2014, the Stadion Tactical Growth Fund was known as the Stadion Market Opportunity Fund™.
(b)	Effective May 31, 2013, the Tactical Growth Fund changed its fiscal year from April 30 to May 31.
(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(d)	Per share amounts were calculated using average shares method.
(e)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	Not annualized.
(g)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(h)	Annualized.
(i)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).
(j)	Portfolio turnover rate is calculated at the Fund Level and represents the year ended April 30, 2013.

See Notes to Financial Statements.

Annual Report | May 31, 2014	53

Stadion Tactical Growth Fund – Class C	Financial Highlights
For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2014(a)	For the Period May 1, 2013 to May 31, 2013(b)		For the Period April 1, 2013 (Commencement of operations) to April 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$10.21	$10.26		$10.10

INCOME (LOSS) FROM OPERATIONS:
Net investment loss(c)(d)	(0.15)	(0.02)		(0.02)
Net realized and unrealized gain (loss) on investments	1.33	(0.03)		0.18
Total from investment operations	1.18	(0.05)		0.16
LESS DISTRIBUTIONS:
Distributions from net realized gains	(1.13)	–		–
Total distributions	(1.13)	–		–

NET ASSET VALUE, END OF PERIOD	$10.26	$10.21		$10.26

TOTAL RETURN(e)	11.87%	(0.49	%)(f)	1.58	%(f)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$1,242	$1		$1

Ratio of total expenses to average net assets(g)	2.64%	3.01	%(h)(i)	3.51	%(h)(i)

Ratio of net expenses to average net assets(g)	2.64%	2.70	%(h)	2.70	%(h)

Ratio of net investment loss to average net assets(c)(g)	(1.49%)	(2.70	%)(h)	(2.70	%)(h)

PORTFOLIO TURNOVER RATE	324%	50	%(f)	294	%(f)(j)

(a)	Prior to March 28, 2014, the Stadion Tactical Growth Fund was known as the Stadion Market Opportunity Fund™.
(b)	Effective May 31, 2013, the Tactical Growth Fund changed its fiscal year from April 30 to May 31.
(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(d)	Per share amounts were calculated using average shares method.
(e)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	Not annualized.
(g)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(h)	Annualized.
(i)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).
(j)	Portfolio turnover rate is calculated at the Fund Level and represents the year ended April 30, 2013.

See Notes to Financial Statements.

54	www.stadionfunds.com

Stadion Tactical Growth Fund – Class I	Financial Highlights
For a Share Outstanding Throughout each of the Periods Presented

	Year Ended May 31, 2014(a)	For the Period May 1, 2013 to May 31, 2013(b)		Year Ended April 30, 2013		Year Ended April 30, 2012	Year Ended April 30, 2011	Year Ended April 30, 2010
NET ASSET VALUE, BEGINNING OF PERIOD	$10.23	$10.27		$11.20		$13.13	$11.79	$8.83

INCOME (LOSS) FROM OPERATIONS:
Net investment loss(c)(d)	(0.02)	(0.01)		(0.02)		(0.08)	(0.10)	(0.07)
Net realized and unrealized gain (loss) on investments	1.31	(0.03)		0.90		0.11	2.50	3.04
Total from investment operations	1.29	(0.04)		0.88		0.03	2.40	2.97
LESS DISTRIBUTIONS:
Dividends from net investment income	–	–		–		–	–	(0.01)
Distributions from net realized gains	(1.14)	–		(1.81)		(1.96)	(1.06)	–
Total distributions	(1.14)	–		(1.81)		(1.96)	(1.06)	(0.01)

NET ASSET VALUE, END OF PERIOD	$10.38	$10.23		$10.27		$11.20	$13.13	$11.79

TOTAL RETURN(e)	12.96%	(0.39	%)(f)	9.90%		1.70%	21.26%	33.63%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of Period (000's)	$28,721	$24,024		$22,169		$29,546	$81,248	$60,537

Ratio of total expenses to average net assets(g)	1.59%	1.98	%(h)(i)	1.81	%(i)	1.75%	1.75%	1.75%

Ratio of net expenses to average net assets(g)	1.59%	1.70	%(h)	1.75%		N/A	N/A	N/A

Ratio of net investment loss to average net assets(c)(g)	(0.22%)	(1.70	%)(h)	(0.21%)		(0.66%)	(0.86%)	(0.67%)

PORTFOLIO TURNOVER RATE	324%	50	%(f)	294%		262%	201%	196%

(a)	Prior to March 28, 2014, the Stadion Tactical Growth Fund was known as the Stadion Market Opportunity Fund™.
(b)	Effective May 31, 2013, the Tactical Growth Fund changed its fiscal year from April 30 to May 31.
(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(d)	Per share amounts were calculated using average shares method.
(e)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	Not annualized.
(g)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund's proportionate share of expense of the underlying investment companies in which the Fund invested.
(h)	Annualized.
(i)	Reflects total expenses prior to fee waivers and expense reimbursements by the advisor (Note 5).

See Notes to Financial Statements.

Annual Report | May 31, 2014	55

Stadion Investment Trust	Notes to Financial Statements
May 31, 2014

1. ORGANIZATION

Stadion Managed Risk 100 Fund (“Managed Risk 100 Fund”) (formerly known as the Stadion Managed Fund prior to March 28, 2014), Stadion Tactical Defensive Fund (“Tactical Defensive Fund”) (formerly known as the Stadion Core Advantage Fund prior to March 28, 2014), Stadion Defensive International Fund (“Defensive International Fund”) (formerly known as the Stadion Olympus FundTM prior to March 28, 2014), Stadion Trilogy Alternative Return Fund (“Trilogy Alternative Return Fund”) (formerly known as the Stadion Trilogy FundTM prior to March 28, 2014), Stadion Tactical Income Fund (“Tactical Income Fund”) and Stadion Tactical Growth Fund (“Tactical Growth Fund”) (formerly known as the Stadion Market Opportunity Fund prior to March 28, 2014) (each, a “Fund,” and collectively, the “Funds”) are each a diversified series of Stadion Investment Trust (the “Trust”), a Delaware Statutory Trust registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.

Managed Risk 100 Fund commenced operations on June 30, 2003. The public offering of Class A shares, Class C shares and Class I shares commenced on September 15, 2006, October 1, 2009 and May 28, 2010, respectively. The investment objective of the Fund is to seek long-term capital appreciation, while maintaining a secondary emphasis on capital preservation.

Tactical Defensive Fund commenced operations on January 27, 2004. The public offering of Class A shares, Class C shares and Class I shares commenced on September 15, 2006, October 1, 2009 and May 28, 2010, respectively. The investment objective of the Fund is to seek capital appreciation.

Defensive International Fund commenced operations on April 2, 2012. The public offering of Class A shares, Class C shares and Class I shares commenced on April 2, 2012. The investment objective of the Fund is to seek long-term capital appreciation, while maintaining a secondary emphasis on capital preservation.

Trilogy Alternative Return Fund commenced operations on April 2, 2012. The public offering of Class A shares, Class C shares and Class I shares commenced on April 2, 2012. The investment objective of the Fund is total return, with an emphasis on lower risk and volatility than the U.S. equity markets.

Tactical Income Fund commenced operations on December 31, 2012. The public offering of Class A shares and Class I shares commenced on December 31, 2012 and February 14, 2013 respectively. The investment objective of the Fund is to seek total return comprised of income and capital appreciation, while maintaining a secondary emphasis on capital preservation.

Tactical Growth Fund’s predecessor fund, the ETF Growth Fund (the “Predecessor Fund”), is a successor to a previously operational fund which was a series of the Aviemore Funds, an Ohio business trust. The Predecessor Fund was organized into a series, Class I Shares of the Tactical Growth Fund effective as of the close of business on March 29, 2013. The Predecessor Fund commenced operations on May 3, 2004 and was the only series authorized by the Aviemore Funds. Class A and Class C shares were launched from the Tactical Growth Fund effective April 1, 2013. The Fund seeks long‐term capital appreciation.

Each Fund, excluding the Tactical Income Fund, currently offers three classes of shares, Class A, Class C, and Class I.  The Tactical Income Fund offers Class A and Class I shares. Class A shares (sold subject to a maximum front-end sales load equal to 5.75% of the offering price and a distribution and/or service fee of up to 0.25% of the average net assets attributable to Class A shares, are also sold subject to a 1% contingent deferred sales load on purchases at or above $1 million if redeemed within 18 months of purchase), Class C shares (subject to a distribution and/or service fee of up to 1.00% of the average daily net assets attributable to Class C shares and, effective October 1, 2012, sold subject to a 1% contingent deferred sales load if redeemed within one year of purchase) and Class I shares (sold without any sales loads and distribution and/ or service fees). Each class of shares represents an interest in the same assets of the Funds, has the same rights and is identical in all material respects except that (1) the classes bear differing levels of sales loads and distribution fees; (2) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; (3) each class has exclusive voting rights with respect to matters relating to its arrangements; and (4) Class I shares require a higher minimum initial investment.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds’ significant accounting policies used in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation: The Funds’ investments in securities are carried at market value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of the time regular trading closes on the New York Stock Exchange (normally, 4:00 p.m. Eastern Time). Securities traded in the NASDAQ market are valued at the NASDAQ Official Closing Price. Other securities, including listed securities for which no sale was reported on that date, are valued at the most recent bid price. Options are valued at the mean of the last quoted bid and ask prices at the time of valuation, as reported on the option’s primary exchange. If no bid quotation is readily available at the time of valuation, the option shall be valued at the mean of the last quoted ask price and $0.00. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Board of Trustees (the “Trustees”) and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value

56	www.stadionfunds.com

Stadion Investment Trust	Notes to Financial Statements
May 31, 2014

of the portfolio security prior to the Funds’ net asset value calculations; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the portfolio security is halted during the day and does not resume prior to the Funds’ net asset value calculations. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures. Open-end investment companies, including money market funds, are valued at the net asset value reported by such registered open-end investment companies. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires certain disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs
Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of May 31, 2014 by security type:

Managed Risk 100 Fund
	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities at Value
Exchange-Traded Funds	$345,704,242	$–	$–	$345,704,242
Money Market Funds	365,240,661	–	–	365,240,661
Total Investments in Securities	$710,944,903	$–	$–	$710,944,903

Tactical Defensive Fund
	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities at Value
Exchange-Traded Funds	$56,618,820	$–	$–	$56,618,820
Money Market Funds	23,526,365	–	–	23,526,365
Total Investments in Securities	$80,145,185	$–	$–	$80,145,185

Defensive International Fund
	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities at Value
Exchange-Traded Funds	$25,413,536	$–	$–	$25,413,536
Money Market Funds	385,409	–	–	385,409
Total Investments in Securities	$25,798,945	$–	$–	$25,798,945

Trilogy Alternative Return Fund
	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities at Value
Common Stocks*	$74,544,308	$–	$–	$74,544,308
Exchange-Traded Funds	77,846,162	–	–	77,846,162
Purchased Option Contracts	–	5,494,850	–	5,494,850
Money Market Funds	3,774,272	–	–	3,774,272
Total Investments in Securities	$156,164,742	$5,494,850	$–	$161,659,592
Other Financial Instruments
Liabilities
Written Option Contracts	$–	$(4,961,175)	$–	$(4,961,175)
Total	$–	$(4,961,175)	$–	$(4,961,175)

* See Schedule of Investments for Common Stocks determined by industry.

Tactical Income Fund
	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities at Value
Exchange-Traded Funds	$5,739,348	$–	$–	$5,739,348
U.S. Government Bonds	–	301,512	–	301,512
Money Market Funds	116,462	–	–	116,462
Total Investments in Securities	$5,855,810	$301,512	$–	$6,157,322

Tactical Growth Fund
	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities at Value
Exchange-Traded Funds	$45,829,747	$–	$–	$45,829,747
Money Market Funds	1,426,109	–	–	1,426,109
Total Investments in Securities	$47,255,856	$–	$–	$47,255,856

Annual Report | May 31, 2014	57

Stadion Investment Trust	Notes to Financial Statements
May 31, 2014

As of May 31, 2014, the Funds did not have any transfers in and/or out of any Level. The Funds did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of May 31, 2014. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share Valuation: The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding.

Securities Transactions and Investment Income: Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Option Transactions: Trilogy Alternative Return Fund may purchase and write put and call options on broad-based U.S. stock indices or ETFs that replicate the performance of a broad-based U.S. stock Index as well as short term futures ETFs and bond ETFs. The Fund uses option contracts on broad-based U.S. stock indices for the purpose of seeking to generate return and manage risk exposure among varying market conditions.

Exchange-Traded Funds (“ETFs”): The Funds may invest in ETFs, which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a fund investing in an ETF will indirectly bear those costs. Such funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the Net Asset Value of the ETF.

Allocation Between Classes: Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the respective Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the respective Fund.

Distributions to Shareholders: Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of the Managed Risk 100 Fund, Tactical Defensive Fund, Defensive International Fund, Tactical Income Fund and Trilogy Alternative Return Fund. Dividends arising from net investment income, if any, are declared and paid at least annually to shareholders of the Tactical Growth Fund.  Net realized gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales and tax treatment of short term capital gains. Dividends and distributions are recorded on the ex-dividend date.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent assets and liabilities, and revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

3. SECURITY TRANSACTIONS

During the year ended May 31, 2014, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to:

	Managed Risk 100 Fund	Tactical Defensive Fund
Purchases	$3,810,331,480	$233,838,815
Sales	$4,069,546,860	$222,685,004

	Defensive International Fund	Trilogy Alternative Return Fund
Purchases	$125,645,305	$70,461,830
Sales	$118,226,980	$20,858,440

	Tactical Income Fund	Tactical Growth Fund
Purchases	$18,346,829	$142,996,159
Sales	$15,784,408	$128,484,013

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Stadion Investment Trust	Notes to Financial Statements
May 31, 2014

During the year ended May 31, 2014, cost of purchases and proceeds from sales and maturities of U.S. government securities, amounted to:

Tactical Income Fund
Purchases	$599,953
Sales	$299,836

4. TAX MATTERS

The tax character of distributions made during the periods ended May 31, 2014 and May 31, 2013 was as follows:

	Ordinary Income	Long-term Capital Gains	Total Distributions
Managed Risk 100 Fund
5/31/2014	$–	$–	$–
5/31/2013	–	–	–
Tactical Defensive Fund
5/31/2014	$1,809,332	$1,802,553	$3,611,885
5/31/2013	–	–	–
Defensive International Fund
5/31/2014	$649,905	$39,419	$689,324
5/31/2013	69,828	–	69,828
Trilogy Alternative Return Fund
5/31/2014	$399,514	$–	$399,514
5/31/2013	858,063	342,286	1,200,349
Tactical Income Fund
5/31/2014	$71,161	$–	$71,161
5/31/2013	–	–	–

The tax character of distributions made during the years ended May 31, 2014 and April 30, 2013 and the period ended May 31, 2013, for the Tactical Growth Fund was as follows:

	Ordinary Income	Long-term Capital Gains	Total Distributions
Tactical Growth Fund
5/31/2014	$2,420,633	$2,280,716	$4,701,349
5/31/2013	–	–	–
4/30/2013	1,038,947	3,232,828	4,271,775

Reclassifications:
At May 31, 2014, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the treatment of certain investments and treatment of net investment loss. These reclassifications were as follows:

	Accumulated net investment income (loss)	Accumulated net realized gains (losses)	Paid-in capital
Managed Risk 100 Fund	$3,381,117	$–	$(3,381,117)
Tactical Defensive Fund	59,780	(59,780)	–
Defensive International Fund	62,727	–	(62,727)
Trilogy Alternative Return Fund	(14,454)	14,456	(2)
Tactical Income Fund	–	–	–
Tactical Growth Fund	126,277	(126,277)	–

Included in the amounts reclassified above was a net operating loss offset to paid-in capital in the amounts of:

Fund	Amount
Managed Risk 100 Fund	$3,381,117
Defensive International Fund	62,727

Tax Basis of Investments:
As of May 31, 2014, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

	Managed Risk 100 Fund	Tactical Defensive Fund	Defensive International Fund
Tax cost of portfolio investments	$710,392,510	$75,985,546	$25,157,046
Gross unrealized appreciation	$605,116	$4,239,163	$670,127
Gross unrealized depreciation	(52,723)	(79,524)	(28,228)
Net unrealized appreciation	$552,393	$4,159,639	$641,899

	Trilogy Alternative Return Fund	Tactical Income Fund	Tactical Growth Fund
Tax cost of portfolio investments	$152,401,022	$6,051,225	$41,928,987
Gross unrealized appreciation	$15,107,361	$108,080	$5,326,869
Gross unrealized depreciation	(5,848,791)	(1,983)	–
Net appreciation written option contracts	878,487	–	–
Net unrealized appreciation	$10,137,057	$106,097	$5,326,869

As of May 31, 2014, the tax cost of written option contracts for Trilogy Alternative Fund is $5,839,662.

The difference between the federal income tax cost of portfolio investments and the financial statement cost for Tactical Defensive Fund, Trilogy Alternative Return Fund and Tactical Income Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax”

Annual Report | May 31, 2014	59

differences are temporary in nature and are due to the tax deferral of losses on wash sales.

Stadion Investment Trust	Notes to Financial Statements
May 31, 2014

Components of Earnings:
At May 31, 2014, components of distributable earnings on a tax basis were as follows:

	Managed Risk 100 Fund	Tactical Defensive Fund	Defensive International Fund
Undistributed ordinary income	$–	$–	$–
Accumulated capital gains (losses) on investments	(24,035,381)	71,727	76,006
Net unrealized appreciation on investments	552,393	4,159,639	641,899
Other cumulative effect of timing differences	(2,117,514)	(1,224,910)	(160,436)
Total	$(25,600,502)	$3,006,456	$557,469

	Trilogy Alternative Return Fund	Tactical Income Fund	Tactical Growth Fund
Undistributed ordinary income	$115,932	$29,495	$1,144,133
Accumulated capital gains (losses) on investments	(9,895,586)	(90,154)	466,403
Net unrealized appreciation on investments	10,137,057	106,097	5,326,869
Other cumulative effect of timing differences	3,091,952	–	–
Total	$3,449,355	$45,438	$6,937,405

Capital Loss Carryforward:
As of May 31, 2014, the Funds have the following capital loss carryforwards. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Capital losses carried to the next tax year were as follows:

Fund	Short-Term	Long-Term
Managed Risk 100 Fund	$22,438,761	$–
Trilogy Alternative Return Fund	2,992,544	2,550,535
Tactical Income Fund	89,705	–

The Funds elect to defer to the tax year ending May 31, 2015, capital losses recognized during the period November 1, 2013 to May 31, 2014 in the amount of:

Fund	Amount
Managed Risk 100 Fund	$1,596,620
Tactical Defensive Fund	1,053,688
Trilogy Alternative Return Fund	4,352,507
Tactical Income Fund	449

The Funds elect to defer to the tax year ending May 31, 2015, late year ordinary losses recognized in the amount of:

Fund	Amount
Managed Risk 100 Fund	$2,117,514
Tactical Defensive Fund	171,222
Defensive International Fund	160,436

As of and during the year ended May 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

5. TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreements
Each Fund’s investments are managed by the Advisor under the terms of an Investment Advisory Agreement (the “Advisory Agreements”). Under the Advisory Agreements, each Fund excluding the Tactical Income Fund has agreed to pay the Advisor an investment advisory fee at an annual rate of 1.25% of its average daily net assets up to $150 million and 1.00% of such assets over $150 million.  The Tactical Income Fund has agreed to pay the Advisor an investment advisory fee at an annual rate of 0.65% of its average daily net assets.

The Advisor has entered into an Expense Limitation Agreement with respect to each Fund, excluding the Tactical Income Fund, under which it has agreed to waive its fees and to assume other expenses of the Funds, if necessary, in an amount that limits the annual operating expenses of Class A shares, Class C shares and Class I shares of the Funds (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under the Rule 12b‐1 Plan) to not more than 1.70% of the average daily net assets allocable to each Class until October 1, 2015. The Advisor has entered into an Expense Limitation Agreement with the Tactical Income Fund under which it has agreed to waive its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the annual operating expenses of Class A shares and Class I shares of the Fund (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under the Rule 12b‐1 Plan) to not more than 1.15% of the average daily net assets allocable to each Class until October 1, 2015.  Accordingly, during the year ended May 31, 2014, the Advisor waived fees and reimbursed expenses  as follows:

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Stadion Investment Trust	Notes to Financial Statements
May 31, 2014

	Tactical Defensive Fund	Defensive International Fund	Tactical Income Fund
Total waivers and reimbursements	$1,749	$42,014	$64,957

During the year ended May 31, 2014, there were no advisory
fees waived or expenses reimbursed by the Advisor for Managed Risk 100 Fund, Trilogy Alternative Return Fund and Tactical Growth Fund. It is expected that the Expense Limitation Agreements will continue from year-to-year, provided such continuance is approved by the Trustees.

If the Advisor so requests, any Tactical Income Fund operating expense waived or reimbursed by the Advisor pursuant to the Advisory Agreement shall be repaid to the Advisor by the Fund in the first, second, and third fiscal years following the fiscal year in which any such reimbursement or waiver occurs.

As of May 31, 2014, the balance of recoupable expenses for the Income Fund was as follows:

Fund	2016	2017	Total
Tactical Income Fund	$53,994	$64,957	$118,951

The Chief Compliance Officer of the Trust is an employee of the Advisor. Effective July 15, 2013, the Trust reimburses the Advisor 50% of the employee’s annual base salary for the services provided by the Chief Compliance Officer of the Trust.  Prior to July 15, 2013, the Trust reimbursed the Advisor $82,500 annually for services provided by the Chief Compliance Officer of the Trust.  Each Fund bears a proportionate share of this fee based on an allocation approved by the Trustees.

Certain Trustees and officers of the Trust are also officers of the Advisor.

Fund Accounting and Administration Agreement
ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) provides administrative, fund accounting and other services to the Funds under the Administration, Bookkeeping and Pricing Services Agreement with the Trust. Under the Agreement, ALPS is paid fees, accrued on a daily basis and paid on a monthly basis following the end of the month, based on the greater of (a) an annual fee of $430,000 for the first year of the agreement, and $460,000 thereafter, or (b) following basis point fee schedule:

Average Total Net Assets	Contractual Fee
Between $0-$500M	0.06%
$500M-$1B	0.04%
Above $1B	0.02%

The Administrator is also reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent and Shareholder Services Agreement
ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds (the “Transfer Agent”) under a Transfer Agency and Services Agreement with the Trust. Under this Agreement, ALPS is paid an annual base fee of $25,000 per Fund plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Distribution Plan
The Trust has adopted plans of distribution (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act that permit Class A and Class C shares of each Fund to directly incur or reimburse the Funds’ principal underwriter for certain expenses related to the distribution of its shares. The annual limitation for payment of expenses pursuant to the Plans is 0.25% of each Fund’s average daily net assets attributable to Class A shares and 1.00% of each Fund’s average daily net assets attributable to Class C shares. The Trust has not adopted a plan of distribution with respect to Class I shares. The expenses of the Plans are reflected as distribution fees in the Statement of Operations of the Funds.

Distribution Agreement
ALPS Distributors, Inc. (“ADI” or the “Distributor”) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Under the terms of a Distribution Agreement with the Trust, the Distributor provides distribution services to the Trust and serves as principal underwriter to the Funds. ADI receives no compensation from the Funds.

6. DERIVATIVE TRANSACTIONS

Derivative Instruments and Hedging Activities: The following discloses the Funds' use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow certain Funds to enter into various types of derivative contracts such as purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Annual Report | May 31, 2014	61

Stadion Investment Trust	Notes to Financial Statements
May 31, 2014

Market Risk Factors: In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Interest Rate Risk: Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce market value of fixed income investments and a decline in general interest rates will tend to increase the value of such investments. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds.

Option Writing/Purchasing: Certain Funds may write or purchase option contracts to adjust risk and return of their overall investment positions. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and from unexpected movements in security values.

Transactions in option contracts written by Trilogy Alternative Return Fund during the year ended May 31, 2014, were as follows:

	Written Calls
	Contracts	Premiums Received
Options outstanding at beginning of year	670	$2,339,759
Options written	15,070	19,240,373
Options closed	(11,555)	(18,317,985)
Options exercised	(430)	(1,037,766)
Options expired	(425)	(112,217)
Options outstanding at ending of year	3,330	$2,112,164

	Written Puts
	Contracts	Premiums Received
Options outstanding at beginning of year	740	$1,770,527
Options written	6,475	17,223,875
Options closed	(5,645)	(14,180,504)
Options exercised	–	–
Options expired	(570)	(1,086,400)
Options outstanding at ending of year	1,000	$3,727,498

A portion of Trilogy Alternative Return Fund’s securities are pledged as collateral for open option contracts.

The locations in the Statements of Assets and Liabilities of Trilogy Alternative Return Fund’s derivative positions are as follows:

Risk Exposure	Statement of Assets and Liabilities Location	Fair Value of Asset Derivatives	Statement of Assets and Liabilities Location	Fair Value of Liability Derivatives
Trilogy Alternative Return Fund
Equity Contracts (Purchased Options/Written Options)	Investments in securities: At value	$5,494,850	Written Options at value	$4,961,175
		$5,494,850		$4,961,175

For the Trilogy Alternative Return Fund the average option contracts purchased and written during the year ended May 31, 2014, were 9,524 contracts, and 4,133 contracts, respectively.

62	www.stadionfunds.com

Stadion Investment Trust	Notes to Financial Statements
May 31, 2014

Trilogy Alternative Return Fund’s transactions in derivative instruments during the year ended May 31, 2014, are recorded in the following locations in the Statements of Operations:

Risk Exposure	Statement of Operations Location	Realized Loss on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Trilogy Alternative Return Fund
Equity Contracts (Purchased Options)	Net realized gains (losses) from investments/Net change in unrealized appreciation on investments	$(5,492,271)	$(3,137,948)
Equity Contracts (Written Options)	Net realized losses from written option contracts/Net change in unrealized appreciation on written option contracts	(1,381,068)	1,114,564
Total		$(6,873,339)	$(2,023,384)

Managed Risk 100 Fund, Tactical Defensive Fund, Defensive International Fund, Tactical Income Fund and Tactical Growth Fund had no transactions in derivative instruments during the year ended May 31, 2014.

7. CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

	For the Year Ended May 31, 2014	For the Year Ended May 31, 2013
Managed Risk 100 Fund - Class A
Shares sold	9,163,944	7,579,129
Shares redeemed	(18,110,186)	(15,082,777)
Net decrease in shares outstanding	(8,946,242)	(7,503,648)
Shares outstanding beginning of year	35,908,239	43,411,887
Shares outstanding end of year	26,961,997	35,908,239

Managed Risk 100 Fund - Class C
Shares sold	1,211,126	2,363,135
Shares redeemed	(5,629,938)	(5,596,404)
Net decrease in shares outstanding	(4,418,812)	(3,233,269)
Shares outstanding beginning of year	14,106,698	17,339,967
Shares outstanding end of year	9,687,886	14,106,698

Managed Risk 100 Fund - Class I
Shares sold	5,167,590	6,031,463
Shares redeemed	(7,535,192)	(6,295,540)
Net decrease in shares outstanding	(2,367,602)	(264,077)
Shares outstanding beginning of year	12,249,191	12,513,268
Shares outstanding end of year	9,881,589	12,249,191

Annual Report | May 31, 2014	63

Stadion Investment Trust	Notes to Financial Statements
May 31, 2014

	For the Year Ended May 31, 2014	For the Year Ended May 31, 2013
Tactical Defensive Fund - Class A
Shares sold	1,475,341	770,048
Shares issued in reinvestment of distributions to shareholders	228,032	–
Shares redeemed	(835,689)	(1,216,912)
Net increase/(decrease) in shares outstanding	867,684	(446,864)
Shares outstanding beginning of year	2,820,848	3,267,712
Shares outstanding end of year	3,688,532	2,820,848

Tactical Defensive Fund - Class C
Shares sold	397,174	67,880
Shares issued in reinvestment of distributions to shareholders	36,405	–
Shares redeemed	(174,516)	(150,584)
Net increase/(decrease) in shares outstanding	259,063	(82,704)
Shares outstanding beginning of year	434,547	517,251
Shares outstanding end of year	693,610	434,547

Tactical Defensive Fund - Class I
Shares sold	505,296	524,392
Shares issued in reinvestment of distributions to shareholders	36,753	–
Shares redeemed	(330,108)	(367,657)
Net increase in shares outstanding	211,941	156,735
Shares outstanding beginning of year	409,665	252,930
Shares outstanding end of year	621,606	409,665
	For the Year Ended May 31, 2014	For the Year Ended May 31, 2013
Defensive International Fund - Class A
Shares sold	836,088	669,026
Shares issued in reinvestment of distributions to shareholders	42,129	6,247
Shares redeemed	(659,260)	(238,829)
Net increase in shares outstanding	218,957	436,444
Shares outstanding beginning of year	1,350,394	913,950
Shares outstanding end of year	1,569,351	1,350,394

Defensive International Fund - Class C
Shares sold	14,954	6,762
Shares issued in reinvestment of distributions to shareholders	466	9
Shares redeemed	(6,600)	(524)
Net increase in shares outstanding	8,820	6,247
Shares outstanding beginning of year	6,347	100
Shares outstanding end of year	15,167	6,347

Defensive International Fund - Class I
Shares sold	883,368	649,875
Shares issued in reinvestment of distributions to shareholders	24,268	747
Shares redeemed	(536,678)	(67,814)
Net increase in shares outstanding	370,958	582,808
Shares outstanding beginning of year	582,908	100
Shares outstanding end of year	953,866	582,908

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Stadion Investment Trust	Notes to Financial Statements
May 31, 2014

	For the Year Ended May 31, 2014	For the Year Ended May 31, 2013
Trilogy Alternative Return Fund - Class A
Shares sold	4,647,749	2,587,504
Shares issued in reinvestment of distributions to shareholders	20,542	98,490
Shares redeemed	(2,914,093)	(1,084,054)
Net increase in shares outstanding	1,754,198	1,601,940
Shares outstanding beginning of year	6,626,477	5,024,537
Shares outstanding end of year	8,380,675	6,626,477

Trilogy Alternative Return Fund - Class C
Shares sold	1,246,459	1,173,055
Shares issued in reinvestment of distributions to shareholders	–	4,954
Shares redeemed	(272,302)	(64,680)
Net increase in shares outstanding	974,157	1,113,329
Shares outstanding beginning of year	1,118,388	5,059
Shares outstanding end of year	2,092,545	1,118,388

Trilogy Alternative Return Fund - Class I
Shares sold	5,132,139	2,063,924
Shares issued in reinvestment of distributions to shareholders	12,393	12,190
Shares redeemed	(2,550,131)	(256,873)
Net increase in shares outstanding	2,594,401	1,819,241
Shares outstanding beginning of year	1,819,341	100
Shares outstanding end of year	4,413,742	1,819,341

	For the Year Ended May 31, 2014	For the Period December 31, 2012 (Commencement of Operations) to May 31, 2013
Tactical Income Fund - Class A
Shares sold	283,916	181,732
Shares issued in reinvestment of distributions to shareholders	135	–
Shares redeemed	(243,456)	(13,414)
Net increase in shares outstanding	40,595	168,318
Shares outstanding beginning of period	168,318	–
Shares outstanding end of period	208,913	168,318

Tactical Income Fund - Class I
Shares sold	368,291	154,495	(a)
Shares issued in reinvestment of distributions to shareholders	15	–
Shares redeemed	(109,607)	(1,137	)(a)
Net increase in shares outstanding	258,699	153,358	(a)
Shares outstanding beginning of period	153,358	–
Shares outstanding end of period	412,057	153,358	(a)

(a)	Represents the period from commencement of operations (February 14, 2013) through May 31, 2013

Annual Report | May 31, 2014	65

Stadion Investment Trust	Notes to Financial Statements
May 31, 2014

	For the Year Ended May 31, 2014	For the Period May 1, 2013 to May 31, 2013 (a)	For the Year Ended April 30, 2013
Tactical Growth Fund - Class A
Shares sold	1,933,808	336,359	119
Shares issued in reinvestment of distributions to shareholders	163,715	–	–
Shares redeemed	(760,630)	(955)	(1)
Net increase in shares outstanding	1,336,893	335,404	118
Shares outstanding beginning of period	335,522	118	–
Shares outstanding end of period	1,672,415	335,522	118

Tactical Growth Fund - Class C
Shares sold	123,069	–	100
Shares issued in reinvestment of distributions to shareholders	517	–	–
Shares redeemed	(2,562)	–	–
Net increase in shares outstanding	121,024	–	100
Shares outstanding beginning of period	100	100	–
Shares outstanding end of period	121,124	100	100

Tactical Growth Fund - Class I
Shares sold	1,252,917	264,570	446,757
Shares issued in reinvestment of distributions to shareholders	294,179	–	468,261
Shares redeemed	(1,129,459)	(74,076)	(1,395,280)
Net increase/(decrease) in shares outstanding	417,637	190,494	(480,262)
Shares outstanding beginning of period	2,348,242	2,157,748	2,638,010
Shares outstanding end of period	2,765,879	2,348,242	2,157,748

(a)	Effective May 31, 2013, the Tactical Growth Fund changed its fiscal year from April 30 to May 31.

8. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

9. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) NO. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Funds believe the adoption of this ASU will not have a material impact on the financial statements.

10. UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Funds currently seek to achieve their investment objectives by investing a portion of their assets in Morgan Stanley Institutional Liquidity Fund Government Portfolio (the “Portfolio”), a registered open-end management investment company organized as a Delaware statutory trust. The Funds may redeem their investments from the Portfolio at any time if the Advisor determines that it is in the best interest of the Funds and their shareholders to do so. The latest financial statements for the Portfolio can be found at www.sec.gov.

The performance of the Funds may be directly affected by the performance of the Portfolio. As of May 31, 2014, the percentage of net assets invested in the Portfolio was 79.75%, 40.37%, 1.50%, 2.41%,1.90%  and 3.02% for Managed Risk 100 Fund, Tactical Defensive Fund, Defensive International Fund, Trilogy Alternative Return Fund, Tactical Income Fund and Tactical Growth Fund, respectively.

11. SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

66	www.stadionfunds.com

Stadion Investment Trust	Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Stadion Investment Trust
and the Shareholders of Stadion Managed Risk 100 Fund, Stadion Tactical Defensive Fund,
Stadion Defensive International Fund, Stadion Trilogy Alternative Return Fund,
Stadion Tactical Income Fund and Stadion Tactical Growth Fund

We have audited the accompanying statements of assets and liabilities of the Stadion Managed Risk 100 Fund, Stadion Tactical Defensive Fund, Stadion Defensive International Fund, Stadion Trilogy Alternative Return Fund, Stadion Tactical Income Fund and Stadion Tactical Growth Fund (formerly known as Stadion Managed Portfolio, Stadion Core Advantage Portfolio, Stadion Olympus Fund, Stadion Trilogy Fund, Stadion Tactical Income Fund and Stadion Market Opportunity Fund, respectively)  (the "Funds"), each a series of shares of beneficial interest in the Stadion Investment Trust, including the schedules of investments, as of May 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years and periods in the two-year period then ended and for the year ended April 30, 2013 for the Stadion Tactical Growth Fund and the financial highlights for each of the years and periods in the five-year period then ended (except as noted below for the Stadion Tactical Growth Fund).  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the Stadion Tactical Growth Fund for each of the years in the three-year period ended April 30, 2012 were audited by other auditors whose report dated June 25, 2012, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2014 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Stadion Managed Risk 100 Fund, Stadion Tactical Defensive Fund, Stadion Defensive International Fund, Stadion Trilogy Alternative Return Fund, Stadion Tactical Income Fund and Stadion Tactical Growth Fund as of May 31, 2014, and the results of their operations for the year then ended, the changes in their net assets for each of the years and periods in the two-year period then ended and for the year ended April 30, 2013 for the Stadion Tactical Growth Fund and their financial highlights for each of the years and periods in the five-year period then ended (except for periods audited by other auditors noted above for the Stadion Tactical Growth Fund), in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
July 28, 2014

Annual Report | May 31, 2014	67

Stadion Investment Trust	Additional Information
May 31, 2014 (Unaudited)

OTHER INFORMATION

The Trust files a complete listing of portfolio holdings of the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling 1-866-383-7636. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

A description of the policies and procedures that the Funds uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-383-7636, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-383-7636, or on the SEC’s website at http://www.sec.gov.

FEDERAL TAX INFORMATION (UNAUDITED)

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended December 31, 2013, the percentages qualifying for the dividend received deduction available to corporate shareholders are as follows:

Fund Name	Percentage
Stadion Trilogy Alternative Return Fund	100.00%

For the year ended December 31, 2013, the following percentages of total ordinary dividends paid by the Funds are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. The percentages were as follows:

Fund Name	Percentage
Stadion Trilogy Alternative Return Fund	100.00%

In early 2014, if applicable, shareholders of record received this information for the distribution paid to them by the Funds during the calendar year 2013 via Form 1099.  The Funds will notify shareholders in early 2015 of amounts paid to them by the Funds, if any, during the calendar year 2014.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, Stadion Tactical Defensive Fund, Stadion Defensive International Fund and Stadion Tactical Growth Fund designated $1,802,553, $39,419 and $2,280,716 respectively, as long‐term capital gain dividends.

68	www.stadionfunds.com

Stadion Investment Trust	Board of Trustees and Executive Officers
May 31, 2014 (Unaudited)

STADION INVESTMENT TRUST
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The Fund’s SAI includes additional information about the Trustees and is available without charge upon request by calling 1-866-383-7636 or on the Fund’s website, www.stadionfunds.com. The Independent Trustees of the Trust received aggregate compensation of $82,500 during the fiscal year ended May 31, 2014 for their services to the Funds and Trust.  Interested Trustees and Officers did not receive compensation from the Funds for the services to the Funds and the Trust. The following are the Trustees and executive officers of the Trust:

Name and Age	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
James M. Baker (age 62)	Trustee	Since June 2003	Mr. Baker has been the President of Baker & Lassiter, Inc. (real estate development and management) since 1994.	6	Mr. Baker serves as a director of Resurgens Bank, a closely held state chartered bank.
Norman A. McLean (age 59)	Trustee	Since June 2003	Mr. McLean has been the Director of Marketing/Public Relations for St. Mary’s Health Care System (health care) since September 2005.	6	None
Ronald C. Baum (age 72)	Trustee	Since July 2011	Mr. Baum was a Managing Partner for the Atlanta office of Grant Thornton LLP (public accounting firm) from 1987 through 2002.	6	None
INTERESTED TRUSTEE**
Gregory L. Morris (age 66)	Trustee and Chairman	Since June 2007	Mr. Morris has been a portfolio manager of the Advisor and its predecessor firm (Stadion Money Management, Inc.) since November 2004 and is a member of the Advisor’s investment committee.	6	None

OTHER EXECUTIVE OFFICERS
Judson P. Doherty (age 45)	President (Principal Executive Officer)	Since June 2006
Mr. Doherty has been President of the Advisor and its predecessor firm (Stadion Money Management, Inc.) since 2007. He was Chief Financial Officer of Stadion Money Management, Inc. from 2001 until 2011 and Chief Compliance Officer of Stadion Money Management, Inc. and the Trust from 2004 to 2010. He is also a member of the Advisor’s investment committee.
				n/a	None

Annual Report | May 31, 2014	69

Stadion Investment Trust	Board of Trustees and Executive Officers
May 31, 2014 (Unaudited)

Name and Age	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Duane A. Bernt (age 44)	Treasurer (Principal Financial Officer)	Since October 2012	Mr. Bernt has been the Chief Financial Officer of the Advisor since 2011. Previously, he was a Senior Vice President of Lincoln Financial Group (a financial services firm) from 1998 to 2011.	n/a	n/a
Michael D. Isaac (age 39)	Chief Compliance Officer	Since April 2010
Mr. Isaac has been the Chief Compliance Officer of the Advisor and its predecessor firm (Stadion Money Management, Inc.) since 2010. Previously, he was Chief Compliance Officer of J.P. Turner & Company LLC (a broker/dealer) from 2006 to 2010.
				n/a	n/a
Jennifer Welsh (age 37) 1290 Broadway, Suite 1100 Denver, Colorado 80203	Secretary	Since April 2013
Ms. Welsh, Vice President & Associate Counsel for ALPS Fund Services, Inc., joined ALPS in 2013. She is also Vice President and Associate Counsel of ALPS Distributors, Inc., ALPS Advisors, Inc. and ALPS Portfolio Solutions Distributors, Inc. Before joining ALPS, Ms. Welsh served as Associate General Counsel and Chief Compliance Officer of Boulder Investment Advisers LLC and Rocky Mountain Advisers, LLC, Chief Compliance Officer of Stewart Investment Advisers, Boulder Growth & Income Fund, Inc., Boulder Total Return Fund, Inc., The Denali Fund Inc. and First Opportunity Fund, Inc., and Associate General Counsel of Fund Administrative Services, LLC from 2010 to 2012.  Ms. Welsh also was Associate Attorney at Davis, Graham & Stubbs, LLP from 2007 to 2010.
				n/a	n/a
Alan Gattis (age 34) 1290 Broadway, Suite 1100 Denver, Colorado 80203	Assistant Treasurer	Since April 2013
Mr. Gattis, Fund Controller for ALPS Fund Services, Inc., joined ALPS in 2011. Previously, he was an Audit Manager for Spicer Jeffries LLP (a public accounting firm) from 2009 until 2011. He was an auditor for PricewaterhouseCoopers LLP from 2004 until 2009.
				n/a	n/a

*
The Fund Complex consists of the Stadion Managed Risk 100 Fund, Stadion Tactical Defensive Fund, Stadion Defensive International Fund, Stadion Trilogy Alternative Return Fund, Stadion Tactical Income Fund and Stadion Tactical Growth Fund.

**	Gregory L. Morris is an Interested Trustee because he is an employee of the Advisor.

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Stadion Investment Trust	Approval of Investment Advisory Agreements
May 31, 2014 (Unaudited)

APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENTS FOR STADION MANAGED 100 FUND, STADION TACTICAL DEFENSIVE FUND, STADION DEFENSIVE INTERNATIONAL FUND, STADION TRILOGY ALTERNATIVE RETURN FUND AND STADION TACTICAL INCOME FUND

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Investment Advisory Agreements (the “Advisory Agreements”) with the Advisor for the Stadion Managed 100 Fund, Stadion Tactical Defensive Fund, Stadion Defensive International Fund, Stadion Trilogy Alternative Return Fund, and Stadion Tactical Income Fund (each a “Fund” and together, the “Funds”). Approval took place at an in-person meeting held on January 27, 2014, at which all of the Trustees were present.

In the course of their deliberations, the Board was advised by legal counsel and the Independent Trustees were advised by independent legal counsel. The Board received and reviewed a substantial amount of information provided by the Advisor in response to requests of the Board and counsel.

In considering the approval of the Advisory Agreements and reaching their conclusions with respect thereto, the Board reviewed and analyzed various factors that they determined were relevant, including the factors described below:

(i)
The nature, extent, and quality of the services provided by the Adviser.  In this regard, the Board reviewed the services being provided by the Adviser to the Station Managed 100 Fund, the Stadion Tactical Defensive Fund, the Stadion Tactical Defensive International Fund, the Stadion Trilogy Alternative Return Fund and the Stadion Tactical Income Fund, including, without limitation, its investment advisory services since each Fund’s inception, its coordination of services for the Funds by the Funds’ service providers, its compliance procedures and practices, and its efforts to promote the Funds and assist in their distribution.  The Board noted that many of the Trust’s executive officers are employees of the Adviser, and (with the exception of the Chief Compliance Officer serve the Trust without additional compensation from the Funds.  After reviewing the foregoing information and further information in the Adviser Memorandum (including descriptions of the Adviser’s business and the Adviser’s Form ADV), the Board concluded that the quality, extent, and nature of the services provided by the Adviser are satisfactory and adequate for the Funds.

(ii)
The investment performance of the Funds and Adviser.  In this regard, the Board compared the performance of the Station Managed 100 Fund, the Stadion Tactical Defensive Fund, the Stadion Tactical Defensive International Fund, the Stadion Trilogy Alternative Return Fund and the Stadion Tactical Income Fund, with the performance of each Fund’s benchmark indices and comparable peer group averages.  The Board also considered the consistency of the Adviser’s management of each Fund with the Fund’s investment objective and policies.  The Board considered the performance of other funds in the Funds’ Morningstar category, and the Funds’ Morningstar ratings; however, the Board noted that comparisons with other funds in the Funds’ respective Morningstar categories were not necessarily appropriate considering the Funds’ unique investment approaches.  Following discussion of the short and long-term investment performance of each Fund, the Adviser’s experience in managing the Funds and separate accounts, the Adviser’s historical investment performance and other factors, the Board concluded that the investment performance of the Funds and the Adviser has been satisfactory.

(iii)
The costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Funds.  In this regard, the Board considered the Adviser’s staffing, personnel, and methods of operating; the Adviser’s compliance policies and procedures; the financial condition of the Adviser and the level of commitment to the Funds and the Adviser by the principals of the Adviser; the asset levels of the Funds; the Adviser’s prior payment of startup costs for the Funds, the change in assets of the Funds; and the overall expenses of the Funds, including certain fee waivers and expense reimbursements by the Adviser on behalf of the Funds.  The Board discussed each Fund’s Expense Limitation Agreement with the Adviser, and considered the Adviser’s past fee waivers with respect to each Fund.

The Board also considered potential benefits to the Adviser in managing the Funds, including promotion of the Adviser’s name and the ability for the Adviser to place small accounts into the Funds.  The Board compared the fees and expenses of each Fund (including the management fee) to a peer group of other funds comparable to the Fund in terms of the type of fund, the style of investment management and the nature of the investment strategy and markets invested in, among other factors.  It was noted that, while the management fee and net expense ratio of each of the Station Managed 100 Fund, the Stadion Tactical Defensive Fund, the Stadion Tactical Defensive International Fund, the Stadion Trilogy Alternative Return Fund and the Stadion Tactical Income Fund, were higher than the Morningstar category average, each Fund has a relatively unique investment approach, and therefore comparisons of the Funds’ expenses with other funds in the Funds’ respective Morningstar category were not necessarily appropriate.  The Board also considered that the Station Managed 100 Fund, the Stadion Tactical Defensive Fund, the Stadion Tactical Defensive International Fund, the Stadion Trilogy Alternative Return Fund and the Stadion Tactical Income Fund sizes are smaller than many funds in their Morningstar category average.  The Board also compared the fees paid by each Fund as compared to the fees paid by other clients of the Adviser, and considered the similarities and differences in the services received by such other clients as compared to the services received by the

Annual Report | May 31, 2014	71

Stadion Investment Trust	Approval of Investment Advisory Agreements
May 31, 2014 (Unaudited)

Funds. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Adviser by Station Managed 100 Fund, the Stadion Tactical Defensive Fund, the Stadion Tactical Defensive International Fund, the Stadion Trilogy Alternative Return Fund and the Stadion Tactical Income Fund, are appropriate and within the range of what would have been negotiated at arm’s length.

(iv)
The extent to which economies of scale would be realized as the Station Managed 100 Fund, the Stadion Tactical Defensive Fund, the Stadion Tactical Defensive International Fund, the Stadion Trilogy Alternative Return Fund and the Stadion Tactical Income Fund, grow and whether management fee levels reflect these economies of scale for the benefit of each Fund’s investors.  In this regard, the Board considered that each Fund’s fee arrangement with the Adviser involves both a management fee and an Expense Limitation Agreement.  In connection with the Stadion Tactical Income Fund, the Board determined that the Fund currently experiences benefits from the Expense Limitation Agreement.  In connection with the Stadion Managed 100 Fund, the Stadion Tactical Defensive Fund, the Stadion Tactical Defensive Fund, and the Stadion Trilogy Alternative Return Fund, the Board noted that, although the assets of each Fund had grown to a level where the Adviser is receiving its full fee, each Fund has experienced benefits from the Expense Limitation Agreement in prior years.  The Board also considered the benefit to the Funds of the existing fee breakpoint.  Going forward, the Board noted that each Fund has the potential to benefit from economies of scale under its agreements with the Adviser and other service providers, and acknowledged that, due to the Adviser’s unique investment approach, economies of scale are mitigated by the additional complexities faced by the Adviser as assets under management increase.  Following further discussion of the Funds’ asset levels, expectations for growth and levels of fees, the Board determined that the Funds’ fee arrangements with the Adviser continue to provide benefits through the Expense Limitation Agreement and that, at the Funds’ current and projected asset levels for the next year, the Funds’ arrangements with the Adviser are fair and reasonable.

Conclusion
After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Advisory Agreements was in the best interests of the Funds and their shareholders. No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the Advisory Agreements. Rather, the Trustees concluded, in light of their weighing and balancing all factors, that approval of the Advisory Agreements was in the best interests of the Funds and their shareholders.

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Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics has been filed with the Commission. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics. Pursuant to Item 2(f) of Form N-CSR the registrant has posted such coded of ethics on its Internet website.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Ronald C. Baum. Mr. Baum is “independent” for purposes of this Item. Mr. Baum was a Managing Partner for the Atlanta office of Grant Thornton LLP from 1987 through 2002.

Item 4.	Principal Accountant Fees and Services.

(a)           Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $79,000 and $70,000 with respect to the registrant’s fiscal years ended May 31, 2014 and 2013, respectively.

(b)           Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)           Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $12,000 and $11,250 with respect to each of the registrant’s fiscal years ended May 31, 2014 and 2013, respectively. The services comprising these fees are the preparation of the registrant’s federal and state income and federal excise tax returns, and assistance with distribution calculations.

(d)           All Other Fees.

(e)(1)       The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)       None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)            During the fiscal years ended May 31, 2014 and 2013, aggregate non-audit fees of $12,000 and $11,250, respectively, were billed by the registrant’s accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)           Schedule filed with Item 1

(b)           Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures in place to consider nominees recommended by shareholders. The registrant’s nominating committee generally will not consider nominees recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

EXHIBIT LIST

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		Stadion Investment Trust

By (Signature and Title)*		/s/ Judson P. Doherty
Judson P. Doherty, President

Date:	August 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Judson P. Doherty
Judson P. Doherty, President and Principal Executive Officer

Date:	August 7, 2014

By (Signature and Title)*		/s/ Duane L. Bernt
Duane L. Bernt, Treasurer and Principal Financial Officer

Date:	August 7, 2014

* Print the name and title of each signing officer under his or her signature.